UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459

Templeton Global Income Fund
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)   (Zip code)

Alison Baur, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code:(954) 527-7500

Date of fiscal year end: 10/31

Date of reporting period: 10/31/23

Item 1. Reports to Stockholders.

a.)

The following is a copy of the report transmitted to shareholders pursuant to Rule30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1.)

b.)

Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.
Not Applicable
.

Annual Report
Templeton Global
Income Fund
October 31, 2023
Not FDIC Insured May Lose Value No Bank Guarantee
.

Managed Distribution Policy : The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to shareholders at an annual minimum fixed rate of 8%, based on the average monthly net asset value (NAV) of the Fund’s common shares (the “Plan”). The Fund calculates the average NAV from the previous month based on the number of business days in the month on which the NAV is calculated. The Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there can be no assurance that the Plan will be successful in doing so. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains, that is consistent with the Fund’s investment strategy and risk profile.
To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.
The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders, however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Plan. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares.
The Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

franklintempleton.com
Annual Report

Contents
Fund Overview 2
Performance Summary 5
Financial Highlights and Schedule of Investments 8
Financial Statements 15
Notes to Financial Statements 18
Report of Independent Registered
Public Accounting Firm 29
Tax Information 30
Important Information to Shareholders 31
Annual Meeting of Shareholders 37
Special Meeting of Shareholders 38
Dividend Reinvestment and Cash Purchase Plan 39
Board Approval of Investment Management Agreements 41
Board Members and Officers 45
Shareholder Information 48
Visit franklintempleton.com for fund updates, to
access your account, or to find helpful financial
planning tools.

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Annual Report
Templeton Global Income Fund
Dear Shareholder,
On October 31, 2023, the Board of Trustees approved
changing Templeton Global Income Fund's fiscal year-end to
October 31. This annual report for Templeton Global Income
Fund covers the shortened fiscal year for the transitional
ten-month period between the Fund’s prior fiscal year-end,
December 31, 2022, and October 31, 2023.
Fund Overview
Q. What is the Fund's investment strategy?
A.
We invest selectively in bonds around the world to
generate income for the Fund, seeking opportunities while
monitoring changes in interest rates, currency exchange
rates and credit risks. We seek to manage the Fund’s
exposure to various currencies and may use currency
forward contracts.
Q. What were the overall market conditions during the
Fund's reporting period?
A.
The period under review (January to October 2023)
mostly marked a retreat from the dominant themes of 2022:
inflation rates in many countries appeared to have peaked,
monetary policy tightening cycles slowed or paused, and
the U.S. dollar (USD) softened somewhat. Worries about
global growth remained but eased as growth proved more
resilient than many had feared over the course of the year.
The global banking industry hit a speed bump in between
March and May 2023, with three mid-sized U.S. banks and
a large European bank failing. These events suggested
some sectors of the financial markets were being adversely
affected by past monetary tightening, but also showed that
global central banks were able to mitigate wider market
impacts.
Inflation rates in many countries benefited from generally
softer trends in food and energy inflation over the period
and continued retreating from the multi-year highs that had
been reached during 2022. Core inflation measures have
been stickier, but they too appear to be mostly moving in
the right direction. Although inflation remains above target levels across a range of countries and regions, annual
headline inflation rates in many developed markets and most
emerging markets continued to fall, sometimes quite sharply, over the period under review. Japan is a notable exception to these softening trends, where after years of quite low
inflation or deflation, higher inflation seems to be taking
hold. As inflation cycles turned, monetary policy cycles
began rolling over. The period under review was largely
marked by a continued deceleration in the pace of interest-
rate hikes amongst developed market central banks, with a
number of them pausing by the end of the period, alongside
pausing and even some easing in emerging markets.
Often shadowing both monetary policy cycles and the U.S.
market, most developed market bond yields were higher
over the period, while emerging market yields were mixed.
After moving broadly sideways during much of the period,
the USD gained ground later so that overall, the DXY dollar
index had risen by about 3% over the period (but still below its highs of 2022).
Q. How did we respond to these changing market
conditions?
A.
We continued to aim at a high overall portfolio yield by
holding higher-yielding local-currency positions in specific emerging markets. We have emphasized select local-
currency sovereign bonds in countries that we view as
having resilient fundamentals. As the period progressed,
we identified the countries we considered most likely to
benefit from the trends described above, such as those
countries in Latin America who had previously been
aggressive responders to rising inflation and stayed ahead
of the curve, thus placing themselves in a relatively strong policy position for when the rate cycle turned. In sovereign bonds, we extended duration in select countries where we
see opportunity from inflation and interest-rate cycles rolling over, or where we see improving fundamentals in a range of
factors from fiscal progress to reshoring. In foreign exchange exposure, we considered countries whose currencies were
likely to benefit from changing growth and interest rate
differentials against the U.S. dollar and which also had
solid fundamental support, with overweighted currency
exposures focused on countries that generally have strong
trade dynamics, current account surpluses, better fiscal
management and stronger growth potential, notably in Asia.
Along with extending duration where deemed appropriate,
we took profit in some positions as cycles turned (such as
Chile).

Templeton Global Income Fund

franklintempleton.com
Annual Report
Performance Overview
For the 10 months under review, the Fund posted cumulative
total returns of -4.68% based on net asset value and
-1.56% based on market price. For comparison, the global
government bond market, as measured by the J.P. Morgan
(JPM) Global Government Bond Index (GGBI), posted
a cumulative total return of -4.74% in U.S. dollar terms
for the same period.
1
You can find the Fund’s long-term
performance data in the Performance Summary beginning
on page 5 .
The Fund has a managed distribution plan pursuant to which
the Fund makes monthly distributions to shareholders at
an annual minimum fixed rate of 8%, based on the average
monthly net asset value of the Fund’s common shares (the
“Plan”). The Plan has no impact on the Fund’s investment
strategy and may reduce the Fund’s net asset value. The
Fund’s investment manager believes the Plan helps maintain
the Fund’s competitiveness and may benefit the Fund’s
market price and premium/discount to the Fund’s net asset
value.
Performance data represent past performance, which does
not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when
you sell your shares. Current performance may differ from
figures shown.
Q. What were the leading contributors to performance?
A.
Interest rate strategies contributed to absolute
performance over the period. Select duration exposures
in Latin America, Asia ex-Japan and Eastern Europe
contributed to absolute returns. Select positions in Latin
American currencies also contributed to absolute return.
Interest rate strategies also contributed to relative
performance over the period. Select overweighted duration
exposures in Latin America, Asia ex-Japan and Eastern
Europe contributed to relative returns, as did underweighted duration exposure in the United States. Overweighted
positions in select Latin American currencies also contributed to relative return.
Q. What were the leading detractors from performance?
A.
Currency positions detracted from absolute performance
over the period. Exposures to the Japanese yen as well as
select currencies in Asia ex Japan, Oceania and Europe
detracted from absolute returns. Sovereign credit exposures
also detracted from absolute return.
With regards to relative performance, currency positions
and exposures detracted over the period. Overweighted
exposures to the Japanese yen as well as select currencies
in Asia ex Japan, Oceania and Europe detracted from
relative returns. Sovereign credit exposures also detracted
from relative return.
Q. Were there any significant changes to the Fund
during the reporting period?
A.
As mentioned above, we extended duration where we
considered it warranted given the cyclical background. While the Fund remained underweight duration compared to the
index, we lengthened effective duration from 2.65 years
Portfolio Composition
10/31/23
% of Total Net
Assets
Foreign Government and Agency Securities 84.1%
U.S. Government and Agency Securities 1.8%
Options Purchased 0.1%
Short-Term Investments & Other Net Assets
*
14.0%
*
Includes U.S. and foreign government and agency securities, money market funds and other net assets (including derivatives).
Geographic Composition
10/31/23
% of Total
Net Assets
Asia Pacific 48.5%
Americas 21.8%
Other Europe 6.5%
Middle East & Africa 3.7%
EMU 2.8%
Supranational 2.7%
Short-Term Investments & Other Net Assets 14.0%
1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI).
The SOI begins on page
9
.

Templeton Global Income Fund

franklintempleton.com
Annual Report
(index: 7.03 years) at the end of 2022, to 4.52 years (index:
6.68 years) by period-end.
Early in the year, we closed our position in the Chinese
yuan as despite being positive on the effects of post-
Covid reopening, we were concerned about geopolitical
developments. We closed the short euro position that we
had held once the euro had depreciated significantly and
went long German bunds. We added a new Australian dollar
position, expecting the currency to benefit from Chinese
reopening (especially services receipts). Our Ghanaian
bonds were exchanged for new securities as part of Ghana’s
debt restructuring exercise. Later in the year, we closed our
Canadian dollar and Chilean peso positions.
Over the course of the period, we also made adjustments
to other existing positions, primarily reducing positions
which had done well to rotate into positions, which in our
view, now offered more value, and extending duration in
countries which we believe have favorable fundamentals. In
all, our weightings for Europe moved from a net negative to
a positive exposure over the period. Our overall weightings
towards Asia were largely unchanged over the period, but
the composition shifted somewhat, and our overall allocation to the Americas decreased modestly from the active
adjustments mentioned above.
Thank you for your participation in Templeton Global Income
Fund. It has been a pleasure serving your investment needs.
Sincerely,
Michael Hasenstab, Ph.D.
Lead Portfolio Manager
Calvin Ho, Ph.D.
Portfolio Manager
The foregoing information reflects our analysis, opinions
and portfolio holdings as of October 31, 2023, the end
of the reporting period. The way we implement our main
investment strategies and the resulting portfolio holdings
may change depending on factors such as market and
economic conditions. These opinions may not be relied upon
as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their
completeness or accuracy. Although historical performance
is no guarantee of future results, these insights may help you understand our investment management philosophy.
Notice to Shareholders
On October 25, 2023, at a special meeting of the Fund's shareholders, shareholders approved a new investment management agreement with Saba Capital Management, L.P. ("Saba"), pursuant to which Saba will serve as the new investment manager of the Fund, replacing Franklin Advisers, Inc. (“Advisers”). While certain terms of the new investment management agreement differ from the terms of the existing investment management agreement, there will be no change in investment management fees paid by the Fund under the new investment management agreement. Effective January 2, 2024, Advisers and Franklin
Templeton Services, LLC, will no longer provide services to the Fund. In connection with this transition, the Fund’s Board of
Trustees has authorized Advisers to begin liquidating the Fund’s portfolio to cash and cash equivalents prior to the completion of this transition. During this transition, the Fund will depart from its stated investment objective and policies to liquidate its holdings.

Performance Summary as of October 31, 2023
Templeton Global Income Fund

franklintempleton.com
Annual Report
Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.
Performance as of 10/31/23
1
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
Share Prices
Cumulative Total Return
2
Average Annual Total Return
2
Based on
NAV
3
Based on
market price
4
Based on
NAV
3
Based on
market price
4
10-Month -4.68% -1.56% -5.59% -1.88%
1-Year +4.59% +0.71% +4.59% +0.71%
5-Year -19.49% -8.04% -4.24% -1.66%
10-Year -13.48% -9.20% -1.44% -0.96%
Symbol: GIM 10/31/23 12/31/22 Change
Net Asset Value (NAV) $4.16 $4.67 -$0.51
Market Price (NYSE) $3.96 $4.33 -$0.37
Distributions
(1/1/23–10/31/23)
Tax Return
of Capital
$0.3064
See page 7 for Performance Summary footnotes.

Templeton Global Income Fund
Performance Summary

franklintempleton.com
Annual Report
See page 7 for Performance Summary footnotes.
Total Return Index Comparison for a Hypothetical $10,000 Investment
1
Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.
(10/31/13–10/31/23)

Templeton Global Income Fund
Performance Summary

franklintempleton.com
Annual Report
Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.
All investments involve risks, including possible loss of principal. Fixed income securities involve interest rate, credit, inflation and reinvestment risks, and possible loss of principal. As interest rates rise, the value of fixed income securities falls. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. Liquidity risk exists when securities or other investments become more difficult to sell, or are unable to be sold, at the price at which they have been valued. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on performance. The manager may consider environmental, social and governance (ESG) criteria in the research or investment process;
however, ESG considerations may not be a determinative factor in security selection. In addition, the manager may not assess every investment for ESG criteria, and not every ESG factor may be identified or evaluated.
The Fund may invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the China – Hong Kong Bond Connect program (“Bond Con-
nect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the
Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experi-
ence in applying the concept of beneficial ownership. Bond Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in
Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.
Bond Connect is subject to regulation by both Hong Kong and China and there can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. Bond Connect trades are settled in Chinese currency, the renminbi (“RMB”). It cannot be guaranteed that inves-
tors will have timely access to a reliable supply of RMB in Hong Kong. Bond Connect is relatively new and its effects on the Chinese interbank bond market are uncertain. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions, trading via Bond
Connect could be disrupted. In addition, the Bond Connect program may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. Finally, uncertainties in China tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Fund.
The application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program, are uncertain, and may have a detrimental effect on the Fund’s investments and returns.
1. Gross expenses are the Fund’s total annual operating expenses as of the Fund's annual report available at the time of publication. Actual expenses may be higher and may impact portfolio returns. Net expenses reflect voluntary fee waivers, expense caps and/or reimbursements. Voluntary waivers may be modified or discontinued at any time without notice.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
3. Assumes reinvestment of distributions based on net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
5. Source: FactSet. The JPM GGBI tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.
See www.franklintempletondatasources.com for additional data provider information.

Templeton Global Income Fund
Financial Highlights
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a
Period Ended
October 31,
2023
a
Year Ended December 31,
2022 2021 2020 2019 2018
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period ..... $4.67 $5.46 $6.11 $6.75 $7.04 $7.25
Income from investment operations:
Net investment income
b
............. 0.20 0.19 0.21 0.21 0.38 0.37
Net realized and unrealized gains (losses) (0.40) (0.58) (0.51) (0.63) (0.26) (0.23)
Total from investment operations ........ (0.20) (0.39) (0.30) (0.42) 0.12 0.14
Less distributions from:
Net investment income and net foreign
currency gains .................... — — — (0.03) (0.41) (0.26)
Tax return of capital ................ (0.31) (0.40) (0.37) (0.19) — (0.09)
Total distributions ................... (0.31) (0.40) (0.37) (0.22) (0.41) (0.35)
Repurchase of shares .............. — —
c
0.02 — — —
Net asset value, end of period .......... $4.16 $4.67 $5.46 $6.11 $6.75 $7.04
Market value, end of period
d
........... $3.96 $4.33 $5.19 $5.50 $6.13 $6.03
Total return (based on net asset value per
share)
e
........................... (4.68)% (7.24)% (4.62)% (6.56)% 1.97% 1.98%
Total return (based on market value per
share)
e
........................... (1.56)% (9.06)% 1.02% (6.63)% 8.52% (1.24)%
Ratios to average net assets
f
Expenses before waiver and payments by
affiliates .......................... 0.91% 1.09% 1.01% 0.75% 0.75% 0.79%
Expenses net of waiver and payments by
affiliates .......................... 0.85% 1.00% 1.00% 0.71% 0.67% 0.71%
g
Net investment income ............... 5.17% 3.84% 3.64% 3.36% 5.49% 5.18%
Supplemental data
Net assets, end of period (000’s) ........ $427,818 $480,195 $561,163 $819,181 $905,378 $944,988
Portfolio turnover rate ................ 80.68% 53.06% 115.48% 42.51% 21.99% 35.47%
a
For the period January 1, 2023 to October 31, 2023.
b
Based on average daily shares outstanding.
c
Amount rounds to less than $0.01 per share.
d
Based on the last sale on the New York Stock Exchange.
e
The Market Value Total Return is calculated assuming a purchase of common shares on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
Total return is not annualized for periods less than one year.
f
Ratios are annualized for periods less than one year.
g
Benefit of expense reduction rounds to less than 0.01%.

Templeton Global Income Fund
Schedule of Investments, October 31, 2023
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a Industry
Principal
Amount
*
a Value
a a a a a a
Foreign Government and Agency Securities 84.1%
Australia 9.7%
New South Wales Treasury Corp. ,
Senior Bond, 2%, 3/08/33 ........ 19,411,000 AUD $ 9,100,187
a
Senior Bond, Reg S, 1.75%, 3/20/34 11,363,000 AUD 4,983,282
Queensland Treasury Corp. ,
Senior Bond, 2%, 8/22/33 ........ 14,810,000 AUD 6,879,005
a
Senior Bond, 144A, Reg S, 1.75%,
7/20/34 ...................... 17,165,000 AUD 7,486,450
Treasury Corp. of Victoria ,
a
Senior Bond, Reg S, 2.25%, 9/15/33 14,214,000 AUD 6,662,619
Senior Bond, 2.25%, 11/20/34 ..... 13,925,000 AUD 6,247,886
41,359,429
Brazil 9.0%
Brazil Notas do Tesouro Nacional ,
10%, 1/01/27 .................. 17,610,000 BRL 3,386,585
10%, 1/01/31 .................. 181,760,000 BRL 33,271,294
F, 10%, 1/01/29 ................ 9,230,000 BRL 1,729,429
38,387,308
Colombia 3.4%
Colombia Titulos de Tesoreria ,
B, 13.25%, 2/09/33 ............. 17,320,200,000 COP 4,546,744
B, 7.25%, 10/18/34 ............. 18,808,000,000 COP 3,335,352
B, 6.25%, 7/09/36 .............. 6,431,000,000 COP 1,005,965
B, 9.25%, 5/28/42 .............. 29,142,000,000 COP 5,652,773
14,540,834
Dominican Republic 2.1%
a
Dominican Republic Government Bond ,
Senior Bond, 144A, 5.3%, 1/21/41 .. 5,430,000 3,972,969
Senior Bond, 144A, 6.4%, 6/05/49 .. 1,220,000 961,835
Senior Bond, 144A, 5.875%, 1/30/60 5,735,000 4,094,715
9,029,519
Ecuador 1.1%
a
Ecuador Government Bond ,
Senior Bond, 144A, 3.5%, 7/31/35 .. 5,000,000 1,916,734
Senior Note, 144A, 6%, 7/31/30 .... 5,731,000 2,928,093
4,844,827
Egypt 2.5%
a
Egypt Government Bond ,
Senior Bond, 144A, 7.625%, 5/29/32 1,030,000 592,106
Senior Bond, 144A, 7.3%, 9/30/33 .. 4,630,000 2,567,798
Senior Bond, 144A, 8.5%, 1/31/47 .. 5,360,000 2,800,332
Senior Bond, 144A, 7.903%, 2/21/48 670,000 342,667
Senior Bond, 144A, 8.7%, 3/01/49 .. 510,000 270,300
Senior Bond, 144A, 8.875%, 5/29/50 2,150,000 1,148,657
Senior Bond, 144A, 8.75%, 9/30/51 . 4,310,000 2,292,381
Senior Bond, 144A, 7.5%, 2/16/61 .. 1,470,000 731,266
10,745,507
Germany 2.8%
a
Bundesobligation , Reg S, 10/18/24 ... 2,826,000 EUR 2,892,023
a
Bundesrepublik Deutschland, Reg S,
6.25%, 1/04/24 ................ 2,771,000 EUR 2,944,740

Templeton Global Income Fund
Schedule of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a Industry
Principal
Amount
*
a Value
a a a a a a
Foreign Government and Agency Securities
(continued)
Germany (continued)
a
Bundesschatzanweisungen , Reg S,
0.4%, 9/13/24 ................. 6,133,000 EUR $ 6,318,872
12,155,635
Ghana 0.3%
b
Ghana Government Bond ,
PIK, 8.35%, 2/16/27 ............. 3,997,850 GHS 210,147
PIK, 8.5%, 2/15/28 .............. 4,002,275 GHS 188,811
PIK, 8.65%, 2/13/29 ............. 3,386,604 GHS 145,750
PIK, 8.8%, 2/12/30 .............. 3,390,945 GHS 135,427
PIK, 8.95%, 2/11/31 ............. 2,927,330 GHS 109,761
PIK, 9.1%, 2/10/32 .............. 2,931,322 GHS 104,831
PIK, 9.25%, 2/08/33 ............. 2,935,314 GHS 101,125
PIK, 9.4%, 2/07/34 .............. 751,859 GHS 25,200
PIK, 9.55%, 2/06/35 ............. 754,612 GHS 24,810
PIK, 9.7%, 2/05/36 .............. 757,365 GHS 24,591
PIK, 9.85%, 2/03/37 ............. 760,119 GHS 24,508
PIK, 10%, 2/02/38 .............. 762,872 GHS 24,535
1,119,496
Hungary 4.9%
Hungary Government Bond ,
1%, 11/26/25 .................. 3,157,100,000 HUF 7,645,624
3%, 10/27/27 .................. 271,500,000 HUF 637,851
4.75%, 11/24/32 ................ 5,601,400,000 HUF 12,783,475
21,066,950
India 10.5%
India Government Bond ,
7.26%, 1/14/29 ................ 1,500,000,000 INR 17,907,566
Senior Bond, 5.77%, 8/03/30 ...... 1,650,000,000 INR 18,103,975
Senior Bond, 7.26%, 8/22/32 ...... 730,990,000 INR 8,669,129
44,680,670
Indonesia 8.4%
Indonesia Government Bond ,
FR64, 6.125%, 5/15/28 .......... 162,800,000,000 IDR 9,875,918
FR68, 8.375%, 3/15/34 .......... 33,787,000,000 IDR 2,301,281
FR71, 9%, 3/15/29 .............. 237,200,000,000 IDR 16,134,080
FR87, 6.5%, 2/15/31 ............ 5,605,000,000 IDR 339,542
FR91, 6.375%, 4/15/32 .......... 15,737,000,000 IDR 946,885
FR96, 7%, 2/15/33 .............. 103,008,000,000 IDR 6,434,936
36,032,642
Malaysia 9.6%
Malaysia Government Bond ,
3.478%, 6/14/24 ................ 31,690,000 MYR 6,657,450
4.181%, 7/15/24 ................ 15,820,000 MYR 3,333,158
4.059%, 9/30/24 ................ 19,430,000 MYR 4,095,289
3.882%, 3/14/25 ................ 17,390,000 MYR 3,670,161
3.955%, 9/15/25 ................ 6,536,000 MYR 1,380,309
3.9%, 11/30/26 ................. 11,900,000 MYR 2,508,417
3.892%, 3/15/27 ................ 460,000 MYR 96,761
3.502%, 5/31/27 ................ 2,880,000 MYR 598,336
3.899%, 11/16/27 ............... 89,340,000 MYR 18,808,239
41,148,120

Templeton Global Income Fund
Schedule of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a Industry
Principal
Amount
*
a Value
a a a a a a
Foreign Government and Agency Securities
(continued)
Mexico 4.3%
Mexican Bonos ,
M, 10%, 11/20/36 ............... 13,490,000 MXN $ 741,389
M, Senior Bond, 7.75%, 11/23/34 ... 41,890,000 MXN 1,956,061
Mexican Bonos Desarr Fixed Rate ,
M, 7.5%, 5/26/33 ............... 225,790,000 MXN 10,474,934
M, Senior Bond, 8.5%, 5/31/29 ..... 35,600,000 MXN 1,836,414
M, Senior Bond, 8.5%, 11/18/38 .... 24,730,000 MXN 1,198,292
M, Senior Bond, 7.75%, 11/13/42 ... 53,240,000 MXN 2,359,260
18,566,350
Mongolia 1.1%
a
Mongolia Government Bond ,
Senior Bond, 144A, 4.45%, 7/07/31 . 3,790,000 2,877,028
Senior Note, 144A, 5.125%, 4/07/26 . 600,000 560,985
Senior Note, 144A, 3.5%, 7/07/27 .. 1,690,000 1,419,483
4,857,496
Norway 1.6%
a
Norway Government Bond ,
Senior Bond, 144A, Reg S, 3%,
3/14/24 ...................... 30,878,000 NOK 2,750,665
Senior Bond, 144A, Reg S, 1.75%,
3/13/25 ...................... 28,937,000 NOK 2,506,644
Senior Bond, 144A, Reg S, 1.5%,
2/19/26 ...................... 17,165,000 NOK 1,449,278
6,706,587
Oman 0.9%
a
Oman Government Bond, Senior Bond,
144A, 4.75%, 6/15/26 ............ 4,190,000 4,029,272
Singapore 4.6%
Singapore Government Bond ,
2.625%, 8/01/32 ................ 24,460,000 SGD 16,836,626
3.375%, 9/01/33 ................ 3,690,000 SGD 2,698,180
19,534,806
Supranational 2.7%
c
Asian Development Bank, Senior Note,
11.2%, 1/31/25 ................. 48,679,000,000 COP 11,496,132
Thailand 4.6%
Thailand Government Bond ,
0.75%, 9/17/24 ................ 449,300,000 THB 12,256,458
1%, 6/17/27 ................... 224,500,000 THB 5,836,501
Senior Note, 1.78%, 11/28/24 ...... 8,130,000 THB 223,295
Senior Note, 2.04%, 5/29/25 ...... 44,300,000 THB 1,217,058
19,533,312
Total Foreign Government and Agency Securities (Cost $393,043,495) ............
359,834,892
U.S. Government and Agency Securities 1.8%
United States 1.8%
U.S. Treasury Bonds ,
3.375%, 8/15/42 ................ 2,380,000 1,842,222
3.125%, 2/15/43 ................ 1,380,000 1,021,281
3.625%, 8/15/43 ................ 4,790,000 3,822,364

Templeton Global Income Fund
Schedule of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a Industry
Principal
Amount
*
a Value
a a a a a a
U.S. Government and Agency Securities
(continued)
United States (continued)
U.S. Treasury Bonds, (continued)
3.75%, 11/15/43 ................ 1,210,000 $ 982,463
7,668,330
Total U.S. Government and Agency Securities (Cost $9,006,875) ..................
7,668,330
Total Long Term Investments (Cost $402,050,370) ...............................
367,503,222
Number of
Contracts
Notional
Amount
#
a a aa
Options Purchased 0.1%
Calls - Over-the-Counter
Currency Options
Foreign Exchange USD/MXN,
Counterparty BZWS, January Strike
Price 18.90 MXN, Expires 1/04/24 .. 1 21,924,000 246,509
246,509
Puts - Over-the-Counter
Currency Options
Foreign Exchange USD/MXN,
Counterparty BZWS, February Strike
Price 16.04 MXN, Expires 2/01/24 .. 1 10,962,000 2,893
2,893
Total Options Purchased (Cost $442,755) ......................................
249,402
Short Term Investments 12.5%
a a
Industry
Principal
Amount
*
a Value
a a a a a a
Foreign Government and Agency Securities 2.0%
Germany 2.0%
a,d
Germany Treasury Bills , Reg S, 3/20/24
8,260,000 EUR 8,614,504
Total Foreign Government and Agency Securities (Cost $8,624,425) ...............
8,614,504
U.S. Government and Agency Securities 7.7%
United States 7.7%
d
U.S. Treasury Bills, 11/02/23 ........ 33,000,000 32,995,189
Total U.S. Government and Agency Securities (Cost $32,995,220) .................
32,995,189

Templeton Global Income Fund
Schedule of Investments
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The accompanying notes are an integral part of these financial statements. Annual Report

Short Term Investments
(continued)
a a
Industry Shares a Value
a a a a a a
Money Market Funds 2.8%
United States 2.8%
e,f
Institutional Fiduciary Trust - Money
Market Portfolio, 5.035% ......... 11,825,933 $ 11,825,933
Total Money Market Funds (Cost $11,825,933) ..................................
11,825,933
a a a a a
Total Short Term Investments (Cost $53,445,578 ) ................................
53,435,626
a a a
Total Investments (Cost $455,938,703) 98.5% ...................................
$421,188,250
Options Written (0.0)%
†
......................................................
(127,468)
Other Assets, less Liabilities 1.5% .............................................
6,757,372
Net Assets 100.0% ...........................................................
$427,818,154
a a a
a
Number of
Contracts
Notional
Amount
#
g
Options Written (0.0)%
†
a
Puts - Over-the-Counter
a
Currency Options
Foreign Exchange USD/MXN,
Counterparty BZWS, January Strike
Price 17.83 MXN, Expires 1/04/24 .. 1 10,962,000 (127,468)
(127,468)
Total Options Written (Premiums received $94,931) .............................
$ (127,468)
#
Notional amount is the number of contracts multiplied by contract size, and may be multiplied by the underlying price. May include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.
*
The principal amount is stated in U.S. dollars unless otherwise indicated.
†
Rounds to less than 0.1% of net assets.
a
Security was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At October 31, 2023, the aggregate value of these securities was $80,115,698, representing 18.7% of net assets.
b
Income may be received in additional securities and/or cash.
c
A supranational organization is an entity formed by two or more central governments through international treaties.
d
The security was issued on a discount basis with no stated coupon rate.
e
See Note 3(c) regarding investments in affiliated management investment companies.
f
The rate shown is the annualized seven-day effective yield at period end.
g
See Note 1(c) regarding written options.

Templeton Global Income Fund
Schedule of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

At October 31, 2023, the Fund had the following forward exchange contracts outstanding. See Note 1(c).
Forward Exchange Contracts
Currency
Counter-
party
a
Type Quantity
Contract
Amount *
Settlement
Date
Unrealized
Appreciation
Unrealized
Depreciation
a a a a a a a a
OTC Forward Exchange Contracts
Japanese Yen ...... JPHQ Buy 588,073,610 4,082,838 11/21/23 $ — $ (190,925)
Norwegian Krone ... DBAB Buy 144,930,000 13,566,287 12/11/23 — (577,210)
Japanese Yen ...... BOFA Buy 1,991,921,070 13,779,914 12/14/23 — (543,424)
Japanese Yen ...... DBAB Buy 2,592,748,780 17,948,500 12/14/23 — (719,456)
Japanese Yen ...... BNDP Buy 1,906,310,460 13,090,796 12/20/23 — (409,094)
Japanese Yen ...... GSCO Buy 1,225,400,000 8,413,608 12/20/23 — (261,653)
Indian Rupee ...... HSBK Buy 55,812,500 668,878 1/08/24 — (174)
New Zealand Dollar . CITI Buy 16,040,000 9,514,737 3/20/24 — (166,125)
New Zealand Dollar . JPHQ Buy 2,720,000 1,609,805 3/20/24 — (24,504)
South Korean Won .. BNDP Buy 59,152,400,000 45,042,757 3/20/24 — (941,685)
South Korean Won .. MSCO Buy 3,093,000,000 2,357,443 3/20/24 — (51,456)
Japanese Yen ...... BOFA Buy 5,047,916,080 35,384,243 3/21/24 — (1,294,822)
Australian Dollar .... HSBK Buy 24,100,000 15,577,155 3/25/24 — (220,949)
Total Forward Exchange Contracts ................................................... — $(5,401,477)
Net unrealized appreciation (depreciation) ............................................ $(5,401,477)
*
In U.S. dollars unless otherwise indicated.
a
May be comprised of multiple contracts with the same counterparty, currency and settlement date.
See Note 8 regarding other derivative information.
See Abbreviations on page 28 .

Templeton Global Income Fund
Financial Statements
Statement of Assets and Liabilities
October 31, 2023
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

Templeton
Global Income
Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers ................................................................... $444,112,770
Cost - Non-controlled affiliates (Note 3c) ........................................................ 11,825,933
Value - Unaffiliated issuers .................................................................. $409,362,317
Value - Non-controlled affiliates (Note 3c) ....................................................... 11,825,933
Restricted cash for OTC derivative contracts (Note 1 d ) ............................................... 320,000
Foreign currency, at value (cost $585,138) ........................................................ 592,891
Receivables:
Investment securities sold ................................................................... 1,263,676
Dividends and interest ..................................................................... 7,241,868
Deposits with brokers for:
OTC derivative contracts .................................................................. 3,659,762
Total assets .......................................................................... 434,266,447
Liabilities:
Payables:
Investment securities purchased .............................................................. 323
Management fees ......................................................................... 232,704
Trustees' fees and expenses ................................................................. 73
Deposits from brokers for:
OTC derivative contracts .................................................................. 320,000
Options written, at value (premiums received $94,931) ............................................... 127,468
Unrealized depreciation on OTC forward exchange contracts .......................................... 5,401,477
Accrued expenses and other liabilities ........................................................... 366,248
Total liabilities ......................................................................... 6,448,293
Net assets, at value ................................................................. $427,818,154
Net assets consist of:
Paid-in capital ............................................................................. $559,474,651
Total distributable earnings (losses) ............................................................. (131,656,497)
Net assets, at value ................................................................. $427,818,154
Shares outstanding ......................................................................... 102,746,371
Net asset value per share .................................................................... $4.16

Templeton Global Income Fund
Financial Statements
Statement of Operations
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

Templeton Global Income Fund
Period Ended
October 31, 2023
a
Year Ended
December 31, 2022
Investment income:
Dividends:
Non-controlled affiliates (Note 3 c ) ............................................ $910,409 $264,033
Interest: (net of foreign taxes of $958,911 and $480,156)
Unaffiliated issuers ....................................................... 22,543,961 24,051,327
Total investment income .................................................. 23,454,370 24,315,360
Expenses:
Management fees (Note 3a) .................................................. 2,579,552 3,321,887
Transfer agent fees ........................................................ 111,542 781,309
Custodian fees ............................................................ 117,363 164,742
Reports to shareholders fees ................................................. 113,104 —
Registration and filing fees ................................................... 21,378 131,224
Professional fees .......................................................... 499,816 1,034,679
Trustees' fees and expenses ................................................. 104,287 —
Other ................................................................... (2,424) 40,142
Total expenses ........................................................ 3,544,618 5,473,983
Expenses waived/paid by affiliates (Note 3 c and 3 d ) ............................. (225,439) (470,492)
Net expenses ........................................................ 3,319,179 5,003,491
Net investment income ............................................... 20,135,191 19,311,869
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments: (net of foreign taxes of $8,885 and $30,772)
Unaffiliated issuers ..................................................... (24,519,236) (37,816,945)
Written options .......................................................... 262,101 —
Foreign currency transactions ............................................... 95,118 (2,098,048)
Forward exchange contracts ................................................ (8,459,646) (12,600,160)
Swap contracts .......................................................... 2,272,934 —
Net realized gain (loss) ................................................. (30,348,729) (52,515,153)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers ..................................................... 6,505,427 (17,298,282)
Translation of other assets and liabilities denominated in foreign currencies ............. (4,996) 122,720
Written options .......................................................... (32,537) —
Forward exchange contracts ................................................ (14,402,074) 7,517,989
Swap contracts .......................................................... (2,748,113) 2,748,113
Change in deferred taxes on unrealized appreciation .............................. — 94,549
Net change in unrealized appreciation (depreciation) ........................... (10,682,293) (6,814,911)
Net realized and unrealized gain (loss) ........................................... (41,031,022) (59,330,064)
Net increase (decrease) in net assets resulting from operations ......................... $(20,895,831) $(40,018,195)
a
For the period January 1, 2023 to October 31, 2023.

Templeton Global Income Fund
Financial Statements
Statements of Changes in Net Assets
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

Templeton Global Income Fund
Period Ended
October 31, 2023
a
Year Ended
December 31, 2022
Year Ended
December 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income .............................. $20,135,191 $19,311,869 $27,840,597
Net realized gain (loss) .............................. (30,348,729) (52,515,153) (122,553,952)
Net change in unrealized appreciation (depreciation) ........ (10,682,293) (6,814,911) 55,906,805
Net increase (decrease) in net assets resulting from
operations ................................... (20,895,831) (40,018,195) (38,806,550)
Distributions to shareholders from tax return of capital ........ (31,481,488) (40,672,363) (48,995,410)
Capital share transactions (Not e 2) ....................... — (277,359) (170,215,462)
Net increase (decrease) in net assets ................ (52,377,319) (80,967,917) (258,017,422)
Net assets:
Beginning of period .................................. 480,195,473 561,163,390 819,180,812
End of period ....................................... $427,818,154 $480,195,473 $561,163,390
a
For the period January 1, 2023 to October 31, 2023.

Templeton Global Income Fund
Notes to Financial Statements

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Annual Report
1. Organization and Significant Accounting Policies
Templeton Global Income Fund (Fund) is registered under
the Investment Company Act of 1940 (1940 Act) as a closed-
end management investment company. The Fund follows the
accounting and reporting guidance in Financial Accounting
Standards Boards (FASB) Accounting Standards Codification
Topic 946, Financial Services – Investment Companies (ASC
946) and applies the specialized accounting and reporting
guidance in U.S. Generally Accepted Accounting Principles
(U.S. GAAP), including, but not limited to, ASC 946.
The Fund’s fiscal year was changed to October 31 effective
October 31, 2023. As a result, the Fund had a shortened
fiscal year covering the transitional period between the
Fund’s prior fiscal year end December 31, 2022 and October
31, 2023.
The following summarizes the Fund's significant accounting
policies.
a. Financial Instrument Valuation
The Fund's investments in financial instruments are carried
at fair value daily. Fair value is the price that would be
received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the
measurement date. The Fund calculates the net asset value
(NAV) per share each business day as of 4 p.m. Eastern
time or the regularly scheduled close of the New York Stock
Exchange (NYSE), whichever is earlier. Under compliance
policies and procedures approved by the Fund's Board of
Trustees (the Board), the Board has designated the Fund’s
investment manager as the valuation designee and has
responsibility for oversight of valuation. The investment
manager is assisted by the Fund’s administrator in
performing this responsibility, including leading the cross-
functional Valuation Committee (VC). The Fund may utilize
independent pricing services, quotations from securities and financial instrument dealers, and other market sources to
determine fair value.
Debt securities generally trade in the over-the-counter
(OTC) market rather than on a securities exchange. The
Fund's pricing services use multiple valuation techniques
to determine fair value. In instances where sufficient
market activity exists, the pricing services may utilize a
market-based approach through which quotes from market
makers are used to determine fair value. In instances
where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation
models which may consider market characteristics such as
benchmark yield curves, credit spreads, estimated default
rates, anticipated market interest rate volatility, coupon
rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to
estimate the relevant cash flows, which are then discounted
to calculate the fair value. Securities denominated in
a foreign currency are converted into their U.S. dollar
equivalent at the foreign exchange rate in effect at 4 p.m.
Eastern time on the date that the values of the foreign debt securities are determined.
Investments in open-end mutual funds are valued at the
closing NAV.
Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund's pricing services
use various techniques including industry standard option
pricing models and proprietary discounted cash flow models
to determine the fair value of those instruments. The Fund's net benefit or obligation under the derivative contract, as
measured by the fair value of the contract, is included in net assets.
The Fund has procedures to determine the fair value
of financial instruments for which market prices are not
reliable or readily available. Under these procedures,
the Fund primarily employs a market-based approach
which may use related or comparable assets or liabilities,
recent transactions, market multiples, and other relevant
information for the investment to determine the fair value of the investment. An income-based valuation approach may
also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any
restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the
fair values may differ significantly from the values that would have been used had an active market existed.
b. Foreign Currency Translation
Portfolio securities and other assets and liabilities
denominated in foreign currencies are translated into U.S.
dollars based on the exchange rate of such currencies
against U.S. dollars on the date of valuation. The Fund may
enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases
and sales of securities, income and expense items

Templeton Global Income Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
denominated in foreign currencies are translated into U.S.
dollars at the exchange rate in effect on the transaction date.
Portfolio securities and assets and liabilities denominated
in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,
events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent
value. If such an event occurs, the foreign exchange rate
will be valued at fair value using procedures established and approved by the Board.
The Fund does not separately report the effect of changes
in foreign exchange rates from changes in market prices
on securities held. Such changes are included in net
realized and unrealized gain or loss from investments in the
Statement of Operations.
Realized foreign exchange gains or losses arise from sales
of foreign currencies, currency gains or losses realized
between the trade and settlement dates on securities
transactions and the difference between the recorded
amounts of dividends, interest, and foreign withholding
taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains
and losses arise from changes in foreign exchange rates
on foreign denominated assets and liabilities other than
investments in securities held at the end of the reporting
period.
c. Derivative Financial Instruments
The Fund invested in derivative financial instruments in
order to manage risk or gain exposure to various other
investments or markets. Derivatives are financial contracts
based on an underlying or notional amount, require no
initial investment or an initial net investment that is smaller than would normally be required to have a similar response
to changes in market factors, and require or permit net
settlement. Derivatives contain various risks including
the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in
excess of the amounts shown in the Statement of Assets
and Liabilities. Realized gain and loss and unrealized
appreciation and depreciation on these contracts for the
period are included in the Statement of Operations.
Derivative counterparty credit risk is managed through a
formal evaluation of the creditworthiness of all potential
counterparties. The Fund attempts to reduce its exposure
to counterparty credit risk on OTC derivatives, whenever
possible, by entering into International Swaps and
Derivatives Association (ISDA) master agreements
with certain counterparties. These agreements contain
various provisions, including but not limited to collateral
requirements, events of default, or early termination.
Termination events applicable to the counterparty include
certain deteriorations in the credit quality of the counterparty.
Termination events applicable to the Fund include failure
of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In
the event of default or early termination, the ISDA master
agreement gives the non-defaulting party the right to net
and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by
one counterparty to the other. However, absent an event
of default or early termination, OTC derivative assets
and liabilities are presented gross and not offset in the
Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the
Fund of any net liability owed to that counterparty under the
ISDA agreement.
Collateral requirements differ by type of derivative.
Collateral or initial margin requirements are set by the
broker or exchange clearing house for exchange traded
and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or
securities. For OTC derivatives traded under an ISDA master
agreement, posting of collateral is required by either the
Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty
exceeds the minimum transfer amount, which typically
ranges from $100,000 to $250,000, and can vary depending
on the counterparty and the type of agreement. Generally,
collateral is determined at the close of Fund business each
day and any additional collateral required due to changes
in derivative values may be delivered by the Fund or the
counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for
OTC derivatives, if any, is held in segregated accounts with the Fund's custodian/counterparty broker and can be in
1. Organization and Significant Accounting Policies
(continued)
b. Foreign Currency Translation
(continued)

Templeton Global Income Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
the form of cash and/or securities. Unrestricted cash may
be invested according to the Fund's investment objectives.
To the extent that the amounts due to the Fund from its
counterparties are not subject to collateralization or are
not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.
The Fund entered into OTC forward exchange contracts
primarily to manage and/or gain exposure to certain foreign
currencies. A forward exchange contract is an agreement
between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.
The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is
an agreement between the Fund and a counterparty to
exchange cash flows based on the difference between
two interest rates, applied to a notional amount. These
agreements may be privately negotiated in the over-the-
counter market (OTC interest rate swaps) or may be
executed on a registered exchange (centrally cleared
interest rate swaps). For centrally cleared interest rate
swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets
and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are
accrued daily and recorded as unrealized appreciation or
depreciation until the payments are made, at which time they are realized. At October 31, 2023, the Fund had no interest
rate swap contracts.
The Fund purchased or wrote OTC option contracts primarily
to manage and/or gain exposure to foreign exchange rate
risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset
or notional amount of a swap (swaption), at a specified
price. When an option is purchased or written, an amount
equal to the premium paid or received is recorded as an
asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying
investment is adjusted by any premium received or paid.
Upon expiration of an option, any premium received or paid
is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference
between the premium received or paid and the cost to close
the position is recorded as a realized gain or loss.
See Note 8 regarding other derivative information.
d. Restricted Cash
At October 31, 2023, the Fund held restricted cash in
connection with investments in certain derivative securities.
Restricted cash is held in a segregated account with the
Fund’s custodian and is reflected in the Statement of Assets and Liabilities.
e. Income and Deferred Taxes
It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund
intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from
federal income and excise taxes. As a result, no provision for
U.S. federal income taxes is required.
The Fund may be subject to foreign taxation related to
income received, capital gains on the sale of securities
and certain foreign currency transactions in the foreign
jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist
in the foreign markets in which the Fund invests. When a
capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be
payable if the securities were disposed of on the valuation
date.
The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain
tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based
on its technical merits. As of October 31, 2023, the Fund
has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open
tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and
are based on the statute of limitations in each jurisdiction in which the Fund invests.
1. Organization and Significant Accounting Policies
(continued)
c. Derivative Financial Instruments
(continued)

Templeton Global Income Fund
Notes to Financial Statements

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Annual Report
f. Security Transactions, Investment Income,
Expenses and Distributions
Security transactions are accounted for on trade date.
Realized gains and losses on security transactions are
determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of
premium and accretion of discount on debt securities are
included in interest income. Dividend income is recorded
on the ex-dividend date. Distributions to shareholders are
recorded on the ex-dividend date. The Fund employs a
managed distribution policy whereby the Fund will make
monthly distributions to shareholders at an annual minimum
fixed rate of 8%, based on the average monthly NAV of
the Fund’s common shares. Under the policy, the Fund
is managed with a goal of generating as much of the
distribution as possible from net ordinary income and short-
term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted
and, if necessary, a return of capital. Distributable earnings are determined according to income tax regulations (tax
basis) and may differ from earnings recorded in accordance
with U.S. GAAP. These differences may be permanent or
temporary. Permanent differences are reclassified among
capital accounts to reflect their tax character. These
reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.
g. Accounting Estimates
The preparation of financial statements in accordance with
U.S. GAAP requires management to make estimates and
assumptions that affect the reported amounts of assets
and liabilities at the date of the financial statements and
the amounts of income and expenses during the reporting
period. Actual results could differ from those estimates.
h. Guarantees and Indemnifications
Under the Fund's organizational documents, its officers
and trustees are indemnified by the Fund against certain
liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the
Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum
exposure under these arrangements is unknown as this
would involve future claims that may be made against the
Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.
2. Shares of Beneficial Interest
At October 31, 2023, there were an unlimited number of shares authorized (without par value).
Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program through October 31, 2023, the
Fund repurchased a total of 11,285,400 shares pursuant to the open-market share repurchase program. In addition, the Fund separately conducted a tender offer, which expired on December 7, 2021. The Fund accepted 31,347,231 shares in the tender offer. Transactions in the Fund’s shares, including the tender offer, were as follows:
Period Ended
October 31, 2023
a
Year Ended
December 31, 2022
Year Ended
December 31, 2021
Shares Amount Shares Amount Shares
b
Amount
Shares issued in reinvestment of
distributions ................ — $— 24,444 $109,511 — $—
Shares repurchased .......... — — (75,000) (386,870) (31,347,231) (170,215,462)
Net increase (decrease) — $— (50,556) $(277,359) (31,347,231) $(170,215,462)
Weighted average discount of
market price to net asset value of
shares repurchased ......... — –% — 5.59% — 6.56%
1. Organization and Significant Accounting Policies
(continued)

Templeton Global Income Fund
Notes to Financial Statements

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Annual Report
3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton.
Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:
a. Management Fees
The Fund pays an investment management fee, calculated daily and paid monthly to Advisers based on the average daily net assets of the Fund as follows:
For the period ended October 31, 2023, the annualized gross effective investment management fee rate was 0.663% of the
Fund’s average daily net assets.
b. Administrative Fees
Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund's average daily net assets, and is not an additional expense of the Fund.
c. Investments in Affiliated Management Investment Companies
The Fund invests in one or more affiliated management investment companies. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Fund does not invest for purposes of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended October 31, 2023, the Fund held investments in affiliated management investment companies as follows:
a
For the period January 1, 2023 to October 31, 2023.
b
On October 13, 2021, the Fund announced a tender offer to purchase for cash up to 70 percent of its issued and outstanding common shares (93,900,910 shares), each without par value. The tender period commenced on November 8, 2021 and expired at 11:59 p.m. Eastern time on December 7, 2021. The Fund accepted 31,347,231 shares for cash payment at a price equal to $5.43 per share. This purchase price was 99% of the Fund’s NAV per share of $5.48 as of the close of regular trading on the NYSE on
December 8, 2021.
Subsidiary Affiliation
Franklin Advisers, Inc. (Advisers) Investment manager
Franklin Templeton Services, LLC (FT Services) Administrative manager
Annualized Fee Rate Net Assets
0.700% Up to and including $200 million
0.635% Over $200 million, up to and including $700 million
0.600% Over $700 million, up to and including $1 billion
0.580% Over $1 billion, up to and including $5 billion
0.560% Over $5 billion, up to and including $10 billion
0.540% Over $10 billion, up to and including $15 billion
0.520% Over $15 billion, up to and including $20 billion
0.500% In excess of $20 billion
2. Shares of Beneficial Interest
(continued)

Templeton Global Income Fund
Notes to Financial Statements

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Annual Report
d. Waiver and Expense Reimbursements
Advisers has voluntarily agreed in advance to waive 0.10% of its investment management fees based on the average daily net assets of the Fund until April 30, 2023. Total expenses waived or paid are not subject to recapture subsequent to the Fund's fiscal year end. Effective May 1, 2023, the waiver was discontinued.
4. Income Taxes
For tax purposes, capital losses may be carried over to offset future capital gains.
At October 31, 2023, the capital loss carryforwards were as follows:
The tax character of distributions paid during the period ended October 31, 2023 and years ended December 31, 2022 and
December 31, 2021 was as follows:
    aa
Value at
Beginning
of Period Purchases Sales
Realized Gain
(Loss)
Net Change in
Unrealized
Appreciation
(Depreciation)
Value
at End
of Period
Number of
Shares Held
at End
of Period
Investment
Income
a       a   a   a   a   a   a   a
Templeton Global Income Fund
Non-Controlled Affiliates
Dividends
Institutional Fiduciary Trust -
Money Market Portfolio, 5.035% $16,157,932 $337,040,087 $(341,372,086) $— $— $11,825,933 11,825,933 $910,409
Total Affiliated Securities ... $16,157,932 $337,040,087 $(341,372,086) $— $— $11,825,933 $910,409
Templeton
Global Income
Fund
Capital loss carryforwards not subject to expiration:
Short term ................................................................................ $18,105,947
Long term ................................................................................ 76,487,875
Total capital loss carryforwards ............................................................... $94,593,822
2023 2022 2021
Distributions paid from:
Return of capital .......................................... $31,481,488 $40,672,363 $48,995,410
3. Transactions with Affiliates
(continued)
c. Investments in Affiliated Management Investment Companies
(continued)

Templeton Global Income Fund
Notes to Financial Statements

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Annual Report
At October 31, 2023, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:
Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and net operating losses.
5. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the period ended October 3 1 , 202 3 , aggregated
$ 328,181,771, and $ 312,782,896 , respectively.
6. Credit Risk
At October 31, 2023, the Fund had 17.3% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.
7. Concentration of Risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S.
securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Political and financial uncertainty in many foreign regions may increase market volatility and the economic risk of investing in foreign securities. In addition, certain foreign securities may not be as liquid as U.S. securities.
8. Other Derivative Information
At October 3 1 , 202 3 , investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:
Cost of investments .......................................................................... $452,610,570
Unrealized appreciation ........................................................................ $10,136,666
Unrealized depreciation ........................................................................ (47,087,931)
Net unrealized appreciation (depreciation) .......................................................... $(36,951,265)
Asset Derivatives Liability Derivatives
Derivative Contracts
Not Accounted for as
Hedging Instruments
Statement of
Assets and Liabilities
Location Fair Value
Statement of
Assets and Liabilities
Location Fair Value
Templeton Global Income Fund
Foreign exchange contracts ..
Investments in securities, at value $ 249,402
a
Options written, at value $ 127,468
Unrealized appreciation on OTC
forward exchange contracts
— Unrealized depreciation on OTC
forward exchange contracts
5,401,477
Total .................... $249,402 $5,528,945
a
Purchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.
4. Income Taxes
(continued)

Templeton Global Income Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
For the period ended October 31, 2023, the effect of derivative contracts in the Statement of Operations was as follows:
For the year ended October 31, 2023, the average month end notional amount of swap contracts and option contracts represented $12,640,615 and $11,805,231, respectively. The average month end contract value of forward exchange contracts was $300,086,808.
At October 31, 2023, the Fund's OTC derivative assets and liabilities are as follows:
Derivative Contracts
Not Accounted for as
Hedging Instruments
Statement of
Operations Location
Net Realized
Gain (Loss) for
the Period
Statement of
Operations Location
Net Change in
Unrealized
Appreciation
(Depreciation)
for the Period
Templeton Global Income Fund
Net realized gain (loss) from: Net change in unrealized
  appreciation (depreciation) on:
Interest rate contracts ..........
Swap contracts $2,272,934 Swap contracts $(2,748,113)
Foreign exchange contracts .....
Investments 44,396
a
Investments (193,353)
a
Written options 262,101 Written options (32,537)
Forward exchange contracts (8,459,646) Forward exchange contracts (14,402,074)
Total ....................... $(5,880,215) $(17,376,077)
a
Purchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation)  on investments in the
Statement of Operations.
Gross Amounts of
Assets and Liabilities Presented
in the Statement of Assets and Liabilities
Assets
a
Liabilities
a
Templeton Global Income Fund
Derivatives
Forward exchange contracts ............................. $ — $ 5,401,477
Options purchased ..................................... 249,402 —
Options written ........................................ — 127,468
Total ............................................. $249,402 $5,528,945
a
Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
8. Other Derivative Information
(continued)

Templeton Global Income Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
At October 31, 2023, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:
At October 31, 2023, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:
Amounts Not Offset in the
Statement of Assets and Liabilities
Gross
Amounts of
Assets Presented in
the Statement of
Assets and Liabilities
Financial
Instruments
Available for
Offset
Financial
Instruments
Collateral
Received
Cash
Collateral
Received
a
Net Amount
(Not less
than zero)
Templeton Global Income Fund
Counterparty
BNDP ................... $— $— $— $— $—
BOFA .................... — — — — —
BZWS ................... 249,402 (127,468) — (121,934) —
CITI ..................... — — — — —
DBAB ................... — — — — —
GSCO ................... — — — — —
HSBK ................... — — — — —
JPHQ ................... — — — — —
MSCO ................... — — — — —
Total ................... $249,402 $(127,468) $ — $(121,934) $—
$ 1
Amounts Not Offset in the
Statement of Assets and Liabilities
Gross
Amounts of
Liabilities
Presented in
the Statement of
Assets and Liabilities
Financial
Instruments
Available for
Offset
Financial
Instruments
Collateral
Pledged
Cash
Collateral
Pledged
a
Net Amount
(Not less
than zero)
Templeton Global Income Fund
Counterparty
BNDP ................... $1,350,779 $— $— $(1,249,762) $101,017
BOFA .................... 1,838,246 — — (1,030,000) 808,246
BZWS ................... 127,468 (127,468) — — —
CITI ..................... 166,125 — — — 166,125
DBAB ................... 1,296,666 — — (1,070,000) 226,666
GSCO ................... 261,653 — — — 261,653
HSBK ................... 221,123 — — (221,123) —
JPHQ ................... 215,429 — — (20,000) 195,429
MSCO ................... 51,456 — — (10,000) 41,456
Total ................... $5,528,945 $(127,468) $— $(3,600,885) $1,800,592
8. Other Derivative Information
(continued)

Templeton Global Income Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
See Note 1(c) regarding derivative financial instruments.
See Abbreviations on page 28 .
9. Fair Value Measurements
The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources
(observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical financial instruments
Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)
The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.
A summary of inputs used as of October 31, 2023, in valuing the Fund's assets and liabilities carried at fair value, is as follows:
10. Subsequent Events
The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except as disclosed below:
On October 10, 2023, the Fund announced a tender offer to purchase for cash up to 45 percent of its issued and outstanding common shares (102,746,371 shares), each without par value. The tender period commenced on October 10, 2023 and expired at 5:00 p.m. Eastern time on November 9, 2023. The Fund accepted 46,235,867 shares for cash payment at a price equal to $4.19 per share. This purchase price was 99% of the Fund's NAV per share of $4.23 as of the close of regular trading on the NYSE on November 9, 2023.
a
In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of over collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.
Level 1 Level 2 Level 3 Total
Templeton Global Income Fund
Assets:
Investments in Securities:
Foreign Government and Agency Securities .... $ — $ 359,834,892 $ — $ 359,834,892
U.S. Government and Agency Securities ....... — 7,668,330 — 7,668,330
Options purchased ....................... — 249,402 — 249,402
Short Term Investments ................... 11,825,933 41,609,693 — 53,435,626
Total Investments in Securities ........... $11,825,933 $409,362,317 $— $421,188,250
Liabilities:
Other Financial Instruments:
Options written .......................... $ — $ 127,468 $ — $ 127,468
Forward exchange contracts ................ — 5,401,477 — 5,401,477
Total Other Financial Instruments ......... $— $5,528,945 $— $5,528,945
8. Other Derivative Information
(continued)

Templeton Global Income Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
Additionally, on October 25, 2023, at a special meeting of the Fund's shareholders, shareholders approved a new investment management agreement with Saba Capital Management, L.P. ("Saba"), pursuant to which Saba will serve as the new investment manager of the Fund, replacing Advisers. While certain terms of the new investment management agreement differ from the terms of the existing investment management agreement, there will be no change in investment management fees paid by the Fund under the new investment management agreement. Effective January 2, 2024, Advisers and FT Services
will no longer provide services to the Fund. In connection with this transition, the Board has authorized Advisers to begin liquidating the Fund's portfolio to cash and cash equivalents prior to the completion of this transition. During this transition, the
Fund will depart from its stated investment objective and policies to liquidate its holdings.
Abbreviations
Counterparty
BNDP
BNP Paribas SA
BOFA
Bank of America Corp.
BZWS
Barclays Bank plc
CITI
Citibank NA
DBAB
Deutsche Bank AG
GSCO
Goldman Sachs Group, Inc.
HSBK
HSBC Bank plc
JPHQ
JPMorgan Chase Bank NA
MSCO
Morgan Stanley
Cu r rency
AUD
Australian Dollar
BRL
Brazilian Real
COP
Colombian Peso
EUR
Euro
GHS
Ghanaian Cedi
HUF
Hungarian Forint
IDR
Indonesian Rupiah
INR
Indian Rupee
MXN
Mexican Peso
MYR
Malaysian Ringgit
NOK
Norwegian Krone
SGD
Singapore Dollar
THB
Thai Baht
USD
United States Dollar
Selected Portfolio
PIK
Payment-In-Kind
10. Subsequent Events
(continued)

Templeton Global Income Fund
Report of Independent Registered Public Accounting Firm

franklintempleton.com
Annual Report
To the Board of Trustees and Shareholders of Templeton Global Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Templeton
Global Income Fund (the "Fund") as of October 31, 2023, the related statements of operations for the period January 1, 2023 through October 31, 2023 and for the year ended December 31, 2022, the statements of changes in net assets for the period
January 1, 2023 through October 31, 2023 and for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for the period January 1, 2023 through October 31, 2023 and for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the period January 1, 2023 through October 31, 2023 and for the year ended December 31, 2022, the changes in its net assets for the period January 1, 2023 through October 31, 2023 and for each of the two years in the period ended December 31, 2022 and the financial highlights for the period January 1, 2023 through October 31, 2023 and for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the
United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company
Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange
Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
December 19, 2023
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Templeton Global Income Fund
Tax Information (unaudited)

franklintempleton.com
Annual Report
By mid-February, tax information related to a shareholder's proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
Under Section 853 of the Internal Revenue Code, the Fund intends to elect to pass through to its shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Fund during the period ended October 31, 2023:
Pursuant to: Amount Reported
Section 163(j) Interest Earned §163(j) $35,529,732
Interest Earned from Federal Obligations Note (1) $919,152
Amount Reported
Foreign Taxes Paid $967,796
Foreign Source Income Earned $20,248,439

Templeton Global Income Fund

franklintempleton.com
Annual Report
Important Information to Shareholders
Share Repurchase Program
The Fund’s Board of Trustees (the “Board”) previously
authorized the Fund to repurchase up to 10% of the Fund’s
outstanding shares in open-market transactions, at the
discretion of management. This authorization remains in
effect.
In exercising its discretion consistent with its portfolio
management responsibilities, the investment manager will
take into account various other factors, including, but not
limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be
undesirable because of liquidity concerns or because the
sale might subject the Fund to adverse tax consequences.
Any repurchases would be made on a national securities
exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or
borrowing of the Fund. If and when the Fund’s 10% threshold
is reached, no further repurchases could be completed until
authorized by the Board. Until the 10% threshold is reached,
Fund management will have the flexibility to commence
share repurchases if and when it is determined to be
appropriate in light of prevailing circumstances.
In the Notes to Financial Statements section, please
see note 2 (Shares of Beneficial Interest) for additional
information regarding shares repurchased.
Information About the Fund’s Goal and Main
Investments, Principal Investment Strategy, and
Principal Risks
On October 25, 2023, at a special meeting of the Fund's
shareholders, shareholders approved a new investment
management agreement with Saba Capital Management,
L.P. ("Saba"), pursuant to which Saba will serve as the
new investment manager of the Fund, replacing Franklin
Advisers, Inc. (“Advisers”). While certain terms of the new
investment management agreement differ from the terms of
the existing investment management agreement, there will
be no change in investment management fees paid by the
Fund under the new investment management agreement.
Effective January 2, 2024, Advisers and Franklin Templeton
Services, LLC, will no longer provide services to the Fund. In connection with this transition, the Fund’s Board of Trustees has authorized Advisers to begin liquidating the Fund’s
portfolio to cash and cash equivalents prior to the completion of this transition. During this transition, the Fund will depart from its stated investment objective and policies to liquidate its holdings .
Your Fund’s Goal and Main Investments
The Fund seeks high, current income, with a secondary goal
of capital appreciation. Under normal market conditions,
the Fund invests at least 80% of its net assets in income-
producing securities, including debt securities of U.S. and
foreign issuers, including emerging markets. For purposes
of the Fund’s 80% policy, income-producing securities
include derivative instruments or other investments that
have economic characteristics similar to such securities. The
Fund’s investment objectives are fundamental policies which
may not be changed without the approval of a majority of the
Fund’s outstanding voting securities.
Principal Investment Strategy
As a fundamental policy, the Fund will normally invest at
least 65% of its total assets in at least three countries (one of which may be the United States) in one or more of the
following investments: (i) debt securities that are issued
or guaranteed as to interest and principal by the U.S.
government, its agencies, authorities or instrumentalities
(“U.S. Government Securities”); (ii) debt obligations issued or guaranteed by a foreign sovereign government or one
of its agencies or political subdivisions; (iii) debt obligations issued or guaranteed by supra-national organizations,
which are chartered to promote economic development and
are supported by various governments and governmental
entities; (iv) U.S. and foreign corporate debt securities and preferred equity securities, including those debt securities which may have equity features, such as conversion or
exchange rights, or which carry warrants to purchase
common stock or other equity interests; and (v) debt
obligations of U.S. or foreign banks, savings and loan
associations and bank holding companies. The average
maturity of the debt securities in the Fund’s portfolio will fluctuate depending on the investment manager’s judgment
as to future interest rate changes. With respect to up to 35%
of its total assets, the Fund may invest in dividend-paying
common stock of U.S. and foreign corporations. The Fund
may also loan its portfolio securities.
The investment manager allocates the Fund's assets based
upon its assessment of changing market, political and
economic conditions. It considers various factors, including

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Annual Report
evaluation of interest rates, currency exchange rate changes and credit risks, as well as an assessment of the potential
impacts of material environmental, social and governance
factors on the long-term risk and return profile of a country.
The percentage of the Fund’s assets invested in securities
issued abroad and denominated in foreign currencies
may vary significantly from time to time, depending on the
relative yield of such securities, the relative appreciation potential of such securities, the state of the economies
of the countries in which the investments are made, such
countries’ financial markets, and the relationships of such
countries’ currencies to the U.S. dollar. However, during
periods when the investment manager deems it appropriate
(e.g., the U.S. dollar is appreciating against all currencies), the Fund may invest a substantial portion of its assets in
U.S. Government Securities or other dollar denominated
securities, which include (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less),
U.S. Treasury notes (maturities of one to ten years), and
U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the United States: and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some
of which are backed by the full faith and credit of the
U.S. Treasury, e.g., direct pass-through certificates of the
Government National Mortgage Association; some of which
are supported by the right of the issuer to borrow from the
U.S. Government, e.g., obligations of Federal Home Loan
Banks; and some of which are backed only by the credit of
the issuer itself.
The Fund may invest in debt securities issued or guaranteed
as to payment of principal and interest by governments,
semi-governmental entities and governmental agencies
of countries throughout the world denominated in the
currencies of such countries. The Fund may also invest
in debt securities of supra-national entities, which may be
denominated in U.S. dollars or other currencies.
The Fund may also invest in corporate fixed-income
securities of both domestic and foreign issuers. These
securities include all types of long- or short-term debt
obligations, such as bonds, debentures, notes, equipment
lease certificates, equipment trust certificates, conditional sales contracts and commercial paper (including obligations, such as repurchase and reverse repurchase agreements,
secured by such instruments) or preferred stock. The Fund
may invest in any debt security not in default rated from AAA to CC by Standard & Poor’s Corporation (“S&P”) or from Aaa
to Ca by Moody’s Investors Service, Inc. (“Moody’s”) and
securities which are unrated by any rating agency but which
are, in the opinion of the investment manager, of comparable quality. It is not expected, however, that the Fund will invest in higher yielding lower rated or unrated corporate debt
securities unless the investment manager believes the risks
of investing in such securities are not significantly greater than the risks of investing in higher rated corporate debt
securities.
The Fund may invest in obligations of domestic and foreign
banks, savings and loan associations, and bank holding
companies (including certificates of deposit, bankers’
acceptances and other short-term debt obligations) which,
at the date of investment, have total assets in excess of $1 billion. Under normal circumstances, the Fund would not
expect to invest a substantial portion of its assets in bank obligations. However, if short-term interest rates exceed
long-term interest rates, the Fund may hold a greater
proportion of its assets in these instruments.
When the investment manager believes that investing for
temporary defensive purposes is appropriate (such as
during periods of unusual market conditions or when it
is anticipated that interest rates will rise), the Fund may
invest up to 100% of its total assets in money market
securities, denominated in dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country, such as: short-term (less than twelve
months to maturity), and medium-term (not greater than five
years to maturity) obligations issued or guaranteed by the
U.S. Government or the government of a foreign country,
their agencies or instrumentalities; finance company and
corporate commercial paper, and other short-term corporate
obligations, in each case rated Prime-1 or Prime-2 by
Moody’s or A-2 or better by S&P or, if unrated, of comparable quality as determined by the investment manager;
obligations (including certificates of deposit, time deposits and bankers’ acceptances) of banks; and repurchase and
reverse repurchase agreements with banks and broker-
dealers with respect to such securities.
The Fund invests in derivative financial instruments in
order to manage risk or gain exposure to various other
investments or markets. In seeking to protect against the
effect of changes in currency exchange rates or interest
rates that are adverse to the present or prospective position

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Annual Report
of the Fund, the Fund may employ certain risk management
practices, including forward currency transactions and
transactions in options, futures and options on futures on
U.S. and foreign government securities and currencies.
In addition, in an effort to increase current income and to
reduce fluctuations in net asset value, the Fund may write
put and call options and purchase put and call options on
securities that are traded on United States and foreign
securities exchanges and over-the-counter markets and on
domestic and foreign securities indices.
The Fund may enter into contracts for the purchase or sale
for future delivery of fixed income securities or contracts
based on financial indices, including any index of U.S. or
foreign government securities (“Futures Contracts”). The
Fund may enter into Futures Contracts, which are based on
debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury
Bonds, Treasury Notes, Government National Mortgage
Association modified pass-through mortgage-backed
securities and three-month U.S. Treasury Bills. The Fund
may also enter into Futures Contracts which are based
on corporate securities and non-U.S. Government bonds.
The Fund may purchase and write options to buy or sell
Futures Contracts (“Options on Futures Contracts”). Futures
Contracts and Options on Futures Contracts are designed
to hedge against anticipated future changes in interest or
exchange rates which otherwise might either adversely affect the value of the Fund’s portfolio securities or adversely affect the prices of securities which the Fund intends to purchase
at a later date. The Board has adopted the requirement that
Futures Contracts and Options on Futures Contracts only
be used as a hedge and not for speculation. In addition to
this requirement, the aggregate market value of the Futures
Contracts held by the Fund will not exceed 35% of the
market value of the total assets of the Fund.
The Fund may write options in connection with buy-and-write
transactions; that is the Fund may purchase a security and
then write a call option against that security. The Fund may purchase put options to hedge against a decline in the value of its portfolio. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future.
For purposes of pursuing its investment goals, the Fund
regularly enters into various currency related transactions
involving derivative instruments, principally currency and
cross currency forwards, but it may also use currency and
currency index futures contracts and currency options.
The Fund maintains extensive positions in currency
related derivative instruments as a hedging technique or
to implement a currency investment strategy, which could
expose a large amount of the Fund’s assets to obligations
under these instruments. The results of such transactions
may represent, from time to time, a large component of
the Fund’s investment returns. The use of these derivative
transactions may allow the Fund to obtain net long or net
negative (short) exposure to selected currencies. The Fund
also may enter into various other transactions involving
derivatives from time to time, including interest rate/bond
futures contracts (including those on government securities)
and swap agreements (which may include credit default
swaps, currency swaps and interest rate swaps). The use
of these derivative transactions may allow the Fund to
obtain net long or net short exposures to selected interest
rates, countries, duration or credit risks, or may be used for hedging purposes.
A call option gives the purchaser of the option, upon
payment of a premium, the right to buy, and the seller the
obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the
option, upon payment of a premium, the right to sell, and
the seller of the option the obligation to buy, the underlying instrument at the exercise price. For example, when the
investment manager expects the price of a currency to
decline in value, the Fund may purchase put options that are expected to increase in value as the price of the currency
declines to hedge against such anticipated decline in value.
The Fund may enter into forward foreign currency contracts
(“Forward Contracts”) to attempt to minimize the risk to the
Fund from adverse changes in the relationship between the
U.S. dollar and foreign currencies. Because in connection
with the Fund’ foreign currency forward transactions an
amount of the Fund’s assets equal to the amount of the
purchase will be held aside or segregated to be used to pay
for the commitment, the Fund will always have cash, cash
equivalents or high-quality debt securities available sufficient to cover any commitments under these contracts or to limit
any potential risk. The segregated account will be marked-
to-market on a daily basis.
The Fund may also conduct its foreign currency exchange
transactions on a spot (i.e., cash) basis at the spot rate
prevailing in the foreign currency exchange market.

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Annual Report
The Fund may also enter into swap agreements. The Board
authorized the Fund to use inflation index swaps in an
amount up to 5% of the Fund’s net assets (as measured by
notional value), and consistent with the Fund’s investment
goal, approved a change in the Fund’s investment policies
to include such authority to use inflation index swaps.
The Fund may invest in credit default swaps for hedging
purposes, and also for efficient portfolio management and
to broaden investment opportunities. The Fund may use
fixed-income total return swaps consistent with the Fund’s
investment goal. The Fund may enter into interest rate swap
contracts to hedge the risk of changes in interest rates.
Generally, the Fund may purchase and write (sell) both put
and call options on swap agreements, commonly known
as swaptions, although currently the Fund only intends to
purchase options on interest rate swaps. The Fund may buy
options on interest rate swaps to help hedge the Fund's risk of potentially rising interest rates. The Fund may enter into repurchase and reverse repurchase agreements. The Fund
may purchase options on interest rate/bond futures to help
hedge the Fund's risk of potentially rising interest rates.
The Fund may invest up to 10% of its assets in municipal
securities when the investment manager believes it is
advisable to do so. In trying to achieve its investment goals, the Fund may invest in credit linked notes. The Fund may
purchase securities on a when-issued or delayed delivery
basis, with payment and delivery scheduled for a future date.
The Fund may invest in the Franklin Institutional Fiduciary
Trust Money Market Portfolio, an open-end investment
company managed by the investment manager.
The Fund may invest in China Interbank bonds traded on
the China Interbank Bond Market through the China – Hong
Kong Bond Connect program. The Fund may invest in China
Interbank bonds traded on the China Interbank Bond Market
(“CIBM”) through the China – Hong Kong Bond Connect
program (“Bond Connect”). In China, the Hong Kong
Monetary Authority Central Money Markets Unit holds Bond
Connect securities on behalf of ultimate investors (such
as the Fund) in accounts maintained with a China-based
custodian (either the China Central Depository & Clearing
Co. or the Shanghai Clearing House). This recordkeeping
system subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights
as a bondholder and the risks of settlement delays and
counterparty default of the Hong Kong sub-custodian. In
addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China
have limited experience in applying the concept of beneficial ownership. Bond Connect uses the trading infrastructure of
both Hong Kong and China and is not available on trading
holidays in Hong Kong. As a result, prices of securities
purchased through Bond Connect may fluctuate at times
when a Fund is unable to add to or exit its position.
Securities offered through Bond Connect may lose their
eligibility for trading through the program at any time. If Bond
Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased
through Bond Connect.
Bond Connect is subject to regulation by both Hong Kong
and China and there can be no assurance that further
regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations.
Bond Connect trades are settled in Chinese currency, the
renminbi (“RMB”). It cannot be guaranteed that investors
will have timely access to a reliable supply of RMB in Hong
Kong. Bond Connect is relatively new and its effects on the
Chinese interbank bond market are uncertain. In addition,
the trading, settlement and information technology systems
required for non-Chinese investors in Bond Connect
are relatively new. In the event of systems malfunctions,
trading via Bond Connect could be disrupted. In addition,
the Bond Connect program may be subject to further
interpretation and guidance. There can be no assurance
as to the program’s continued existence or whether future
developments regarding the program may restrict or
adversely affect the Fund’s investments or returns. Finally, uncertainties in China tax rules governing taxation of income and gains from investments via Bond Connect could result in
unexpected tax liabilities for a Fund.
The Fund is a “non-diversified” fund, which means it
generally invests a greater portion of its assets in the
securities of one or more issuers and invests overall in a
smaller number of issuers than a diversified fund.
Principal Investment Risks
You could lose money by investing in the Fund. Closed-end
fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the
Federal Deposit Insurance Corporation, the Federal Reserve
Board, or any other agency of the U.S. government.

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Important Information to Shareholders

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Annual Report
Currency Management Strategies
Currency management strategies may substantially change
the Fund’s exposure to currency exchange rates and could
result in losses to the Fund if currencies do not perform
as the investment manager expects. In addition, currency
management strategies, to the extent that they reduce the
Fund’s exposure to currency risks, may also reduce the
Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for
purposes other than hedging further increases the Fund’s
exposure to foreign investment losses. Currency markets
generally are not as regulated as securities markets. In
addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Foreign Securities (non-U.S.)
Investing in foreign securities typically involves more
risks than investing in U.S. securities, and includes risks
associated with: (i) internal and external political and
economic developments – e.g., the political, economic and
social policies and structures of some foreign countries
may be less stable and more volatile than those in the U.S.
or a country (including the U.S.) may be subject to trading
restrictions or economic sanctions imposed by another
company; (ii) trading practices – e.g., there may be less
government supervision and regulation of foreign securities
and currency markets, trading systems and brokers than in
the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and
financial reporting standards and practices as U.S. issuers;
(iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile;
and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.
There are special risks associated with investments in China,
Hong Kong and Taiwan, including exposure to currency
fluctuations, less liquidity, expropriation, confiscatory
taxation, nationalization and exchange control regulations
(including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue
to have, negative effects on the economy and securities
markets of China, Hong Kong and Taiwan. In addition,
investments in Taiwan could be adversely affected by its
political and economic relationship with China. China, Hong
Kong and Taiwan are deemed by the investment manager to
be emerging markets countries, which means an investment
in these countries has more heightened risks than general
foreign investing due to a lack of established legal, political, business and social frameworks in these countries to
support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards
for environmental, social and corporate governance matters
in China, Hong Kong and Taiwan tend to be lower than such
standards in more developed economies.
Trade disputes and the imposition of tariffs on goods and
services can affect the economies of countries in which the
Fund invests, particularly those countries with large export sectors, as well as the global economy. Trade disputes
can result in increased costs of production and reduced
profitability for non-export-dependent companies that rely
on imports to the extent a country engages in retaliatory
tariffs. Trade disputes may also lead to increased currency
exchange rate volatility.
Emerging Market Countries
The Fund’s investments in securities of issuers in emerging
market countries are subject to all of the risks of foreign
investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays
in settling portfolio securities transactions; currency and
capital controls; greater sensitivity to interest rate changes;
pervasiveness of corruption and crime; currency exchange
rate volatility; and inflation, deflation or currency devaluation.
Interest Rate
When interest rates rise, debt security prices generally fall.
The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy,
monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities
with longer maturities or durations are more sensitive to
interest rate changes.
Market
The market values of securities or other investments
owned by the Fund will go up or down, sometimes rapidly
or unpredictably. The market value of a security or other
investment may be reduced by market activity or other
results of supply and demand unrelated to the issuer. This is

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Important Information to Shareholders

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Annual Report
a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.
Stock prices tend to go up and down more dramatically than
those of debt securities. A slower-growth or recessionary
economic environment could have an adverse effect on the
prices of the various stocks held by the Fund.
Credit
An issuer of debt securities may fail to make interest
payments or repay principal when due, in whole or in part.
Changes in an issuer’s financial strength or in a security’s or government’s credit rating may affect a security’s value.
Derivative Instruments
The performance of derivative instruments depends
largely on the performance of an underlying instrument,
such as a currency, security, interest rate or index, and
such instruments often have risks similar to the underlying
instrument, in addition to other risks. Derivatives involve
costs and can create economic leverage in the Fund’s
portfolio, which may result in significant volatility and
cause the Fund to participate in losses (as well as gains)
in an amount that significantly exceeds the Fund’s initial
investment. Certain derivatives have the potential for
unlimited loss, regardless of the size of the initial investment.
Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation
between the value of the derivative and the underlying
instrument so that the Fund may not realize the intended
benefits. The successful use of derivatives will usually
depend on the investment manager’s ability to accurately
forecast movements in the market relating to the underlying
instrument. Should a market or markets, or prices of
particular classes of investments move in an unexpected
manner, especially in unusual or extreme market conditions,
the Fund may not achieve the anticipated benefits of the
transaction, and it may realize losses, which could be
significant. If the investment manager is not successful in
using such derivative instruments, the Fund’s performance
may be worse than if the investment manager did not use
such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative may also
not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform. There is also the risk, especially under extreme market conditions, that an instrument, which usually would
operate as a hedge, provides no hedging benefits at all.
Non-Diversification
Because the Fund is non-diversified, it may be more
sensitive to economic, business, political or other changes
affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares and greater risk of loss.
Please see the Performance Summary section of this report
for additional risk disclosure.
The following information is a summary of material
changes since the last fiscal year. This information may
not reflect all of the changes that have occurred since
you purchased the Fund.
As of the date of this report, the Fund has not experienced
have material changes since the last fiscal year. However,
on October 25, 2023, at a special meeting of the Fund's
shareholders, shareholders approved a new investment
management agreement with Saba Capital Management,
L.P. ("Saba"), pursuant to which Saba will serve as the
new investment manager of the Fund, replacing Franklin
Advisers, Inc. (“Advisers”). While certain terms of the new
investment management agreement differ from the terms of
the existing investment management agreement, there will
be no change in investment management fees paid by the
Fund under the new investment management agreement.
Effective January 2, 2024, Advisers and Franklin Templeton
Services, LLC, will no longer provide services to the Fund. In connection with this transition, the Fund’s Board of Trustees has authorized Advisers to begin liquidating the Fund’s
portfolio to cash and cash equivalents prior to the completion of this transition. During this transition, the Fund will depart from its stated investment objective and policies to liquidate its holdings.

Templeton Global Income Fund
Annual Meeting of Shareholders: July 20, 2023 (unaudited)

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Annual Report
The Annual Meeting of Shareholders of Templeton Global Income Fund (the “Fund”) was held virtually on July 20, 2023. The purpose of the meeting was to elect one Trustee of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2023. At the meeting, the following person was elected by the shareholders to serve as Trustee of the Fund: Garry Khasidy. Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2023. No other business was transacted at the meeting with respect to the Fund.
The results of the voting at the Annual Meeting are as follows :
1. Election of one Trustee:
The Fund is not aware of broker non-votes received with respect to this item.
2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the
Fund for the fiscal year ending December 31, 2023:
The Fund is not aware of broker non-votes received with respect to this item.
*Aditya Bindal, Karen Caldwell, Ketu Desai, Frederic P. Gabriel, Mark Hammitt, Paul C. Kazarian, Anatoly Nakum and Pierre Weinstein are Trustees of the
Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
.
.
Term Expiring 2026
.
.
For
% of
Outstanding
Shares
% of
Shares
Present
.
.
Withheld
% of
Outstanding
Shares
% of
Shares
Present
Garry Khasidy
76,322,059 74.28% 85.05% 13,418,888 13.06% 14.95%
.
Shares
Voted
% of
Outstanding
Shares
% of
Shares
Present
For
88,949,111 86.57% 99.12%
Against
480,635 0.47% 0.54%
Abstain
311,201 0.30% 0.35%

Templeton Global Income Fund
Special Meeting of Shareholders: October 25, 2023 (unaudited)

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Annual Report
The Special Meeting of Shareholders of Templeton Global Income Fund (the “Fund”) was held virtually on October 25,
2023. The purpose of the meeting was to vote on the following three proposals: A proposal to approve the new Investment
Management Agreement between the Fund and Saba Capital Management, L.P. (the “ New Management Agreement
Proposal ”); a proposal to make the Fund’s investment objective non-fundamental (the “ Investment Objective Proposal ”); and
a proposal to remove the Fund’s fundamental policy mandating that at least 65% of the Fund’s total assets be invested in at least three countries and in various types of debt instruments (the “ Fundamental Policy Removal Proposal ”).
At the meeting, the shareholders approved each of the proposals. No other business was transacted at the meeting with respect to the Fund.
The results of the voting at the Special Meeting are as follows :
1. New Management Agreement Proposal:
2. Investment Objective Proposal:
3. Fundamental Policy Removal Proposal:
The Fund is not aware of broker non-votes received with respect to any of the proposals.
.
Shares
Voted
% of
Shares
Present
% of
Outstanding
Shares
For
53,864,595 81.29% 52.42%
Against
11,615,013 17.53% 11.30%
Abstain
780,212 1.18% 0.76%
.
Shares
Voted
% of
Shares
Present
% of
Outstanding
Shares
For
46,994,318 70.92% 45.74%
Against
18,453,439 27.85% 17.96%
Abstain
812,063 1.23% 0.79%
.
Shares
Voted
% of
Shares
Present
% of
Outstanding
Shares
For
53,795,841 81.19% 52.36%
Against
11,844,213 17.88% 11.53%
Abstain
619,766 0.94% 0.60%

Templeton Global Income Fund

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Annual Report
Dividend Reinvestment and Cash Purchase Plan
The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:
Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account.
Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.
A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to Equiniti Trust Company, LLC (the “Plan Administrator”) and sent to Equiniti Trust Company, LLC, P.O. Box
922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Global Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.
The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.
Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.
A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Equiniti
Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.
For more information, please see the Plan’s Terms and Conditions located at the back of this report.

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Dividend Reinvestment and Cash Purchase Plan

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Transfer Agent
Equiniti Trust Company, LLC
P.O. Box 922, Wall Street Station,
New York, NY 10269-056
(800) 416-5585
www.equiniti.com
Direct Deposit Service for Registered Shareholders
Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.equiniti.com or dial (800) 416-
5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.
Direct Registration
If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at Equiniti Trust Company, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact Equiniti Trust Company, LLC at (800) 416-5585.
Shareholder Information
Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol “GIM.” Information about the net asset value and the market price is available at franklintempleton.com.
For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to Equiniti Trust Company, LLC website at www.equiniti.com and follow the instructions.
The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin
Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).
Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Global Income Fund, 100 Fountain
Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

Templeton Global Income Fund

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Annual Report
Board Approval of Investment
Management Agreement
TEMPLETON GLOBAL INCOME FUND
(FUND)
In light of the Fund’s underperformance compared to its
peers over various periods, the Board of Trustees of the
Fund established a special committee, consisting solely of
independent trustees who have no affiliation with the Adviser or Saba Capital Management, L.P. (“Saba”) (the “Special
Committee”) to, among other things, evaluate and explore
potential avenues, options or alternatives to improve the
Fund’s performance. The Special Committee ultimately
decided to commence a search for and select a new
investment adviser for the Fund. The Special Committee
conducted a request for proposal (“RFP”) process involving
several investment advisers.
At a meeting of the Board held on August 14, 2023, the
Board, with the trustees of the Board affiliated with Saba
having recused themselves (the “Unaffiliated Board”),
including all of the trustees of the Board who are not
“interested persons” of the Fund as such term is defined
under the Investment Company Act of 1940, as amended
(the “1940 Act” and such trustees, the “Non-interested
Trustees”), after careful consideration and upon the
recommendation of the Special Committee, determined to (i)
select Saba to serve as the investment manager of the Fund
based on Saba’s investment capabilities and track record,
including its management of the Saba Capital Income and
Opportunities Fund (“BRW”), a registered closed-end fund
and to assume responsibility for providing the investment
management services that are currently provided to the Fund
by the Adviser (the “Adviser Transition”), and (ii) approve a new investment management agreement between the Fund
and Saba (“New Management Agreement”) in connection
with such Adviser Transition.
The following are the key events leading up to the
Unaffiliated Board unanimously voting to approve both the
selection of Saba as the Fund’s new investment adviser and
the approval of the New Management Agreement.
On March 15, 2023, the Board established the Special
Committee to oversee the annual 15(c) process with respect
to the existing Investment Management Agreement.
On April 3, 2023, given the Board’s ongoing concerns
regarding the performance of the Fund, the Board
determined to revise the scope of the mandate of the Special
Committee (the “Mandate”) from overseeing the annual 15(c)
process to include evaluation and exploration of potential
avenues, options or alternatives for improving the Fund’s
performance. The Special Committee was also authorized
to undertake any related action that it deemed appropriate
or necessary, including conducting a search for a new
investment manager to potentially replace the Adviser as the
Fund’s investment adviser. Also, on April 3, 2023, the Special
Committee engaged independent counsel (“Independent
Counsel”) to advise with respect to the Mandate.
On April 11, 2023, the Board extended the existing
Investment Management Agreement as part of the annual
15(c) process (which prevented the expiration of advisory
services being provided to the Fund).
On June 2, 2023, with the assistance of Independent
Counsel, the Special Committee commenced a process
in which it solicited RFPs from six investment managers
(including Saba) to provide investment advisory and
related services to the Fund. The Adviser was afforded
the opportunity to update the information and plans for the
Fund previously provided to the Board in connection with
the 2023 renewal of its management contract. The potential
respondents were selected based on, among other things,
their management of closed-end funds that the Special
Committee considered as peers of the Fund.
Investment managers, including Saba, responded to the
Special Committee either in response to the RFP or, in the
case of the Adviser, to provide updated information and
plans for managing the Fund (together, the “Respondents”).
From June 20, 2023, to August 3, 2023, the Special
Committee reviewed the written information provided by the
Respondents. In addition, the Special Committee met on
multiple occasions to interview each of the Respondents to
discuss their performance history, plans for the Fund and,
where applicable, their proposed changes to the Fund’s
investment strategy.
On July 11, 2023, Independent Counsel, on behalf of the
Special Committee, retained a third-party fund industry
consultant to assist the Special Committee with assessing
the process and procedures associated with reviewing and
analyzing materials from the Respondents. In retaining the
third-party consultant, the Special Committee considered
the consultant’s extensive experience advising fund
independent trustees and directors in their review of

Templeton Global Income Fund

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Annual Report
management agreements. The consultant reviewed detailed
documentation relating to the Special Committee’s process
and had various discussions with Independent Counsel. The
consultant rendered a report to the Independent Counsel
on August 2, 2023. Based on its work and taking account
of its professional and industry knowledge and expertise,
the consultant concluded, among other things, that the
information that the Special Committee received and the
review process that the Special Committee conducted
provide a reasonable basis for the Special Committee to
make a determination regarding the investment advisory
services for the Fund and to provide a recommendation to
the full Board regarding such services.
On August 3, 2023, after the conclusion of the review
process, the Special Committee met with Independent
Counsel, and, after further deliberations, unanimously voted to recommend that the Board approve the selection of Saba
to be the investment adviser to the Fund and to approve
the New Management Agreement, subject to approval by
Shareholders.
On August 14, 2023, at the request of the Special
Committee, a special meeting of the Unaffiliated Board
was convened. The Unaffiliated Board was advised by
independent counsel, separate from the Independent
Counsel to the Special Committee.
At the Board meeting on August 14, 2023, the Special
Committee reported on its processes, considerations and
conclusions, including its recommendation that the Board
approve Saba and the New Management Agreement. The
Unaffiliated Board reviewed and considered the report
of the Special Committee, the proposed form of the New
Management Agreement, written materials prepared by
Saba and the third-party consultant’s report, all of which
were distributed in advance of the meeting. In addition,
Saba representatives attended the meeting and answered
questions from the Non-interested Trustees at the meeting
regarding Saba’s capabilities and its plans for management
of the Fund.
After discussion and considering the Special Committee’s
recommendations, the Unaffiliated Board unanimously voted
to approve both the selection of Saba as the Fund’s new
investment adviser and the New Management Agreement
and recommended that Shareholders approve the New
Management Agreement.
Matters considered by the Special Committee, on whose
recommendation the Board based its approval of the New
Management Agreement, included, among others, the
following:
Nature, Extent and Quality of Services
The Special Committee and the Board each considered
the nature, extent and quality of services proposed to
be provided to the Fund under the New Management
Agreement. The Special Committee and the Board each
discussed the prior experience of Saba with respect to
managing a registered closed-end fund, certain private
investment funds and separately managed accounts and,
with respect to an ETF, serving as the sub-adviser, each
such investment product with investment strategies similar
to the strategy proposed by Saba for the Fund. The Special
Committee and the Board each discussed the written
information provided by Saba and the information presented
orally at each of the Special Committee and Board meetings
held where Saba was present, including information
with respect to its anticipated profitability, compliance
program, insurance arrangements, personnel and portfolio
management, risk management policies, brokerage
allocation and soft dollar practices. The administrative
oversight proposed to be provided by Saba was also
considered, including its anticipated retention of a third
party to perform various administrative services for the Fund
(currently being provided by Franklin Templeton Services,
LLC). Thus, the total package of proposed advisory and
administrative services was considered and, in this regard,
the Board considered that such package was already being
provided to BRW since June 2021. The Special Committee
and the Board each concluded that, overall, they were
satisfied with the nature, extent and quality of services
expected to be provided to the Fund by Saba under the
proposed New Management Agreement.
Performance
In considering whether to approve the New Management
Agreement, the Special Committee and the Board each
reviewed the investment performance of BRW, which has
a similar investment strategy as the strategy proposed by
Saba for the Fund. It was observed that BRW substantially
outperformed the Fund for the period since Saba assumed
portfolio management responsibility over BRW (June
2021) through June 30, 2023. The Special Committee and
the Board each took into account that Saba oversees all
investment advisory and portfolio management services for
BRW and assists in managing and supervising all aspects
of the general day-to-day business activities and operations of BRW, including custodial, transfer agency, dividend
disbursing, accounting, auditing, compliance and related
services.

Templeton Global Income Fund

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Annual Report
The Special Committee and the Board each considered that
the investment performance of BRW was substantially better
than that of other funds in BRW’s peer group (the “Peer
Group”), as identified by Broadridge Financial Solutions,
Inc., an independent third-party data provider, in a report
provided to the Special Committee and the Board. The
Special Committee also reviewed with the Board, in detail,
the performance record of the Respondents, in each case
compared to Saba (particularly, Saba’s record achieved for
BRW). Performance metrics included total returns on an
unlevered and levered basis, dividend income produced and
volatility measures. The Special Committee and the Board
noted Saba’s favorable performance record compared to
the Respondents as well as to the broader Peer Group.
The Special Committee and the Board each expressed
their belief that given Saba’s historical returns and risk
ratios for other investment funds that Saba manages, they
anticipate that Saba should be able to provide the Fund
and its Shareholders with attractive risk-adjusted returns.
The Special Committee and the Board each also noted the
experience of the principals of Saba in managing securities
portfolios, as well as their longstanding experience in
seeking out opportunities in the market that have attractive risk reward characteristics.
Fees and Expenses
In reviewing the anticipated fees and expenses for the Fund, the Special Committee and the Board each noted that the
proposed investment management fee would remain the
same under the New Management Agreement as the current
fee payable under the existing Investment Management
Agreement. The Special Committee and the Board each
considered that the proposed investment management fee
was comparable to fees paid by other funds in the Peer
Group and that it would be among the lowest total fees
that Saba receives across its platform for providing similar investment management services. It was also observed that
the proposed fees under the New Management Agreement
are lower than the management fees payable by BRW.
The Special Committee and the Board also considered the
anticipated expenses of engaging a third-party independent
administrator and other administrative expenses that the
Fund would incur with Saba as the Fund’s investment
manager, but the Special Committee and the Board
concluded that the fees and expenses associated with
engaging Saba as the new manager in the aggregate are
reasonable in light of the nature, extent and quality of the services that Saba is expected to provide to the Fund. The
Board observed that one of the Respondents had proposed
a fee structure that could, depending on various factors,
result in a marginally lower or higher fee payable by the
Fund, but expressed the view that the uncertain prospect
of what would only be a marginally lower difference in fees
payable by the Fund did not outweigh the performance
considerations outlined above.
Profitability
Saba provided the Special Committee and the Board with a
summary and analysis of Saba’s anticipated costs and pre-
tax profitability with respect to the management of the Fund for the first twelve-month and first twenty-four month periods.
The Special Committee and the Board each were satisfied
with Saba’s estimates regarding the level of profitability
that it was seeking from managing the Fund and that the
projections were sufficient and appropriate to provide the
necessary advisory and management services to the Fund.
The Special Committee and the Board each concluded that
Saba’s projected profitability from its relationship with the
Fund, after taking into account a reasonable allocation of
costs, was not excessive.
Economies of Scale
The Special Committee and the Board each considered
whether Saba would realize economies of scale with respect
to the management services provided to the Fund. The
Special Committee and the Board each noted that the Fund,
as a closed-end fund, generally does not issue new shares
and is less likely to realize economies of scale from issuing additional shares. The Special Committee and the Board
each considered that Saba believed that there could be
economies of scale realized if the Fund did grow in size and there was an opportunity for Saba to push certain third-
party service provider fees down and negotiate for certain
break fees in the service contracts with these third parties, including the administrator.
Other Benefits
The Special Committee and the Board each considered
the character and amount of other direct and incidental
benefits to be received by Saba and its affiliates from
their association with the Fund. The Special Committee
and the Board each considered that Saba anticipated
no other sources of income or benefit in connection with
managing the Fund and did not expect to market the Fund
to its existing private clients or use soft dollars to any
notable extent. The Special Committee and the Board each
considered that Saba does expect to benefit from managing
the Fund by further expanding its brand into the registered
fund space and potentially realizing economies of scale with its own expenses.

Templeton Global Income Fund

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Annual Report
Conclusion
The Special Committee, having been advised by
Independent Counsel, requested and received such
information from Saba as it believed reasonably necessary
to evaluate the terms of the New Management Agreement,
to consider and weigh all relevant factors, and to recommend to the Board that the New Management Agreement was
in the best interests of the Fund and its Shareholders.
The Board, having been advised by independent counsel
(which was separate from the Special Committee’s
Independent Counsel), considered the Special Committee’s
recommendation to approve the New Management
Agreement and determined that approval of the New
Management Agreement was in the best interests of the
Fund and its Shareholders. In considering the approval of
the New Management Agreement, the Board and the Special
Committee considered a variety of factors, including those
discussed above, as well as conditions and trends prevailing generally in the economy, the securities markets and the
closed-end fund industry. Neither the Board nor the Special
Committee identified any one factor as determinative, and
different members of the Board or Special Committee may
have given different weight to different individual factors and related conclusions.
After these deliberations, on August 14, 2023, the Board
approved the New Management Agreement between
Saba and the Fund as in the best interests of the Fund
and its Shareholders. The Board then directed that the
New Management Agreement be submitted to the Fund’s
Shareholders for approval with the Board’s recommendation
that Shareholders vote to approve the New Management
Agreement.

Templeton Global Income Fund
Board Members and Officers

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Annual Report
The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the
Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the
Franklin Templeton/Legg Mason fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.
Board Members
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Aditya Bindal (1976) Trustee Since 2021 1 Saba Capital Income &
Opportunities Fund (closed-end
management investment company)
(2020-present).
405 Lexington Avenue, 58th Fl.
New York, NY 10174
Principal Occupation During at Least the Past 5 Years:
Chief Risk Officer, Saba Capital Management, L.P. (hedge fund) (2018-present); and formerly , Chief Risk Officer, Water Island Capital, LLC
(hedge fund) (2015-2018).
Karen Caldwell (1959) Trustee Since February 2023 1 Saba Capital Income &
Opportunities Fund (2020-present);
Finite Solar Finance Fund
(2021-Present)
c/o Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022
Principal Occupation During at Least the Past 5 Years:
CFO, Reform Alliance (non-profit organization) (since 2019); CFO & Treasurer, NHP Foundation (non-profit organization) (2018-2019); CFO &
Executive Vice President, New York City Housing Authority (2016-2018).
Ketu Desai (1982) Trustee Since February 2023 1 Saba Capital Income &
Opportunities Fund (2020-present)
c/o Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022
Principal Occupation During at Least the Past 5 Years:
Principal, Chief Compliance Officer, Investment Adviser Representative and Independent Registered Investment Adviser of i-squared Wealth
Management, Inc., a private wealth investment management firm (2016-present).
Frederic P. Gabriel (1974) Trustee; Lead
Independent
Trustee
Trustee since 2021;
Lead Independent
Trustee since
April 2023
1 None
464 Hudson Street, #259
New York, NY 10014
Principal Occupation During at Least the Past 5 Years:
Founder and Chief Executive Officer, Orion Realty NYC LLC (real estate) (2014-present).
Mark Hammitt (1985) Trustee Since February 2023 1 None
c/o Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022
Principal Occupation During at Least the Past 5 Years:
CFO and Co-Founder of Revere CRE, Inc. (a networking and deal financing platform for commercial real estate professionals) (2020-present);
and formerly , a portfolio manager at Weiss Multi-Strategy Advisers, LLC (an investment management firm) (2017-2020)

Templeton Global Income Fund

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Annual Report
Officers
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Paul C. Kazarian (1984) Trustee Since 2021 1 The Miller/Howard High
Income Equity Fund (closed-end
management investment company)
(2022-present).
405 Lexington Avenue, 58th Fl.
New York, NY 10174
Principal Occupation During at Least the Past 5 Years:
Partner, Saba Capital Management, L.P. (hedge fund) (2013-present).
Garry Khasidy (1973) Trustee Since March 2023 1 None
c/o Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022
Principal Occupation During at Least the Past 5 Years:
Managing Director of ISAM Holdings, a company that focuses on various asset based lending and insurance financings as well as investments in the underlying companies or platforms (2022-present); and formerly , Advisor at IMAN Capital Partners (2020-2022); Head of Insurance at
Odyssey Infrastructure (2018-2020); and Partner at Pantechnicon Capital (2012-2018).
Anatoly Nakum (1974) Trustee Since February 2023 1 None
c/o Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022
Principal Occupation During at Least the Past 5 Years:
Head of Capital Markets, ESG Financial (a social impact FinTech company) (2021-present); and formerly , Head of Credit Trading, Americas at Credit Agricole (a French international banking group) (2018-2020); and Co-Founder, CIO, Certa Group (financial services) (2016-2018).
Pierre Weinstein (1975) Trustee;
Chairman of
the Board
Trustee since 2021;
Chairman since
February 2023
1 None
405 Lexington Avenue, 58th Fl.
New York, NY 10174
Principal Occupation During at Least the Past 5 Years:
Partner, Saba Capital Management, L.P. (hedge fund) (2009-present).
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Rupert H. Johnson, Jr. (1940) Vice President Since 1996 118 None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.
Ted P. Becker (1951) Chief
Compliance
Officer
Since June 2023 Not Applicable Not Applicable
280 Park Avenue
New York, NY 10017
Principal Occupation During at Least the Past 5 Years:
Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of Legg Mason Partners Fund Advisor, LLC
(since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly , Director of
Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020).
Board Members
(continued)

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Annual Report
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton/Legg Mason fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common underwriter.
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Michael Hasenstab Ph.D.
(1973)
President and
Chief Executive
Officer –
Investment
Management
Since 2018 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.
Matthew T. Hinkle (1971) Chief Executive
Officer –
Finance and
Administration
Since 2017 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and
formerly , Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).
Susan Kerr (1949) Vice President –
AML Compliance
Since 2021 Not Applicable Not Applicable
620 Eighth Avenue
New York, NY 10018
Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti
Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Christopher Kings (1974) Chief Financial
Officer, Chief
Accounting
Officer and
Treasurer
Since 2022 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Marc A. De Oliveira (1971) Vice President
and Secretary
Since
September 2023
Not Applicable Not Applicable
Franklin Templeton
100 First Stamford Place
6th FL.
Stamford, CT 06902
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly , Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020).
Christine Zhu (1975) Vice President Since 2018 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Officers
(continued)

Templeton Global Income Fund
Shareholder Information

franklintempleton.com
Annual Report
Proxy Voting Policies and Procedures
The Fund’s investment manager has established Proxy
Voting Policies and Procedures (Policies) that the Fund
uses to determine how to vote proxies relating to portfolio
securities. Shareholders may view the Fund’s complete
Policies online at franklintempleton.com. Alternatively,
shareholders may request copies of the Policies free of
charge by calling the Proxy Group collect at (954) 527-
7678 or by sending a written request to: Franklin Templeton
Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale,
FL 33301, Attention: Proxy Group. Copies of the Fund’s
proxy voting records are also made available online at
franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.
Quarterly Schedule of Investments
The Fund files a complete consolidated schedule of
investments with the U.S. Securities and Exchange
Commission for the first and third quarters for each
fiscal year as an exhibit to its report on Form N-PORT.
Shareholders may view the filed Form N-PORT by visiting
the Commission’s website at sec.gov. The filed form may
also be viewed and copied at the Commission’s Public
Reference Room in Washington, DC. Information regarding
the operations of the Public Reference Room may be
obtained by calling (800) SEC-0330.

franklintempleton.com
Not part of the annual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
1. Equiniti Trust Company, LLC (“Equiniti”), will act as Plan
Administrator and will open an account for participating
shareholders (“participant”) under the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) in the same name as
that in which the participant’s present shares are registered, and put the Plan into effect as of the first record date for a dividend or capital gains distribution after Equiniti receives the authorization duly executed by such participant.
2. Whenever Templeton Global Income Fund (the “Fund”)
declares a distribution from capital gains or an income
dividend payable in either cash or shares of the Fund (“Fund shares”), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund
shares, and Equiniti shall automatically receive such Fund
shares for participant accounts including aggregate fractions.
The number of additional Fund shares to be credited to
participant accounts shall be determined by dividing the
equivalent dollar amount of the capital gains distribution
or dividend payable to participants by the Fund’s net asset
value per share of the Fund shares on the valuation date,
provided that the Fund shall not issue such shares at a price lower than 95% of the current market price per share. The
valuation date will be the payable date for such distribution or dividend.
3. Whenever the Fund declares a distribution from capital
gains or an income dividend payable only in cash, or if
the Fund’s net asset value per share exceeds the market
price per share on the valuation date, Equiniti shall apply
the amount of such dividend or distribution payable to
participants to the purchase of Fund shares on the open
market (less their pro rata share of trading fees incurred
with respect to open market purchases in connection
with the reinvestment of such dividend or distribution). If, before Equiniti has completed its purchases, the market
price exceeds the net asset value per share, the average
per share purchase price paid by Equiniti may exceed
the net asset value of the Fund’s shares, resulting in the
acquisition of fewer shares than if the dividend or capital
gains distribution had been paid in shares issued by the
Fund at net asset value per share. Such purchases will be
made promptly after the payable date for such dividend or
distribution, and in no event later than five business days
prior to the record date for the next dividend or distribution except where temporary curtailment or suspension of
purchase is necessary to comply with applicable provisions
of the Federal securities laws.
4. A participant has the option of submitting additional
payments to Equiniti, in any amounts of at least $100, up
to a maximum of $5,000 per month, for the purchase of
Fund shares for his or her account. These payments may
be made electronically through Equiniti at www.equiniti.
com or by check payable to “Equiniti Trust Company LLC”
and sent to Equiniti Trust Company LLC, P.O. Box 922,
Wall Street Station, New York, NY 10269-0560, Attention:
Templeton Global Income Fund. Equiniti shall apply such
payments (less a $5.00 service charge and less a pro
rata share of trading fees) to purchases of Fund shares
on the open market, as discussed below in paragraph 6.
Equiniti shall make such purchases promptly beginning
on the dividend payment date, which is usually the last
business day of each month, or, in the event that there is no dividend or distribution paid in a month, Equiniti shall make such purchases on the last business day of that month,
and in no event more than 30 days after receipt, except
where necessary to comply with provisions of the Federal
securities laws. Any voluntary payment received less than
two business days before an investment date shall be
invested during the following month unless there are more
than 30 days until the next investment date, in which case
such payment will be returned to the participant. Equiniti
shall return to the participant his or her entire voluntary
cash payment upon written notice of withdrawal received by
Equiniti not less than 48 hours before such payment is to be invested. Such written notice shall be sent to Equiniti by the participant, as discussed below in paragraph 14.
5. For all purposes of the Plan: (a) the market price of the
Fund’s shares on a particular date shall be the last sale
price on the New York Stock Exchange on that date if a
business day and if not, on the preceding business day, or
if there is no sale on such Exchange on such date, then the
mean between the closing bid and asked quotations for such
shares on such Exchange on such date, and (b) net asset
value per share of the Fund’s shares on a particular date
shall be as determined by or on behalf of the Fund.
6. Open market purchases provided for above may be
made on any securities exchange where Fund shares are
traded, in the over-the-counter market or in negotiated
transactions and may be on such terms as to price, delivery
and otherwise as Equiniti shall determine. Participant funds held by Equiniti uninvested will not bear interest, and it is understood that, in any event, Equiniti shall have no liability in connection with any inability to purchase Fund shares
within five business days prior to the record date for the

franklintempleton.com
Not part of the annual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(continued)
next dividend or distribution as herein provided, or with the timing of any purchases effected. Equiniti shall have no
responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes of purchases on the
open market, Equiniti may aggregate purchases with those
of other participants, and the average price (including trading fees) of all shares purchased by Equiniti shall be the price per share allocable to all participants.
7. Equiniti will hold shares acquired pursuant to this Plan, together with the shares of other participants acquired
pursuant to this Plan, in its name or that of its nominee.
Equiniti will forward to participants any proxy solicitation material and will vote any shares so held for participants
only in accordance with the proxies returned by participants to the Fund. Upon written request, Equiniti will deliver to
participants, without charge, a certificate or certificates for all or a portion of the full shares held by Equiniti.
8. Equiniti will confirm to participants each acquisition made for an account as soon as practicable but not later than
ten business days after the date thereof. Equiniti will send to participants a detailed account statement showing total
dividends and distributions, date of investment, shares
acquired and price per share, and total shares of record
for the account. Although participants may from time to
time have an undivided fractional interest (computed to
three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends
and distributions on fractional shares will be credited to
participant accounts. In the event of termination of an
account under the Plan, Equiniti will adjust for any such
undivided fractional interest in cash at the market price of the
Fund’s shares on the date of termination.
9. Any share dividends or split shares distributed by the
Fund on shares held by Equiniti for participants will be
credited to participant accounts. In the event that the Fund makes available to its shareholders transferable rights to
purchase additional Fund shares or other securities, Equiniti will sell such rights and apply the proceeds of the sale to
the purchase of additional Fund shares for the participant
accounts. The shares held for participants under the Plan
will be added to underlying shares held by participants in
calculating the number of rights to be issued.
10. Equiniti’s service charge for capital gains or income
dividend purchases will be paid by the Fund when shares
are issued by the Fund or purchased on the open market.
Equiniti will deduct a $5.00 service charge from each
voluntary cash payment. Participants will be charged a pro
rata share of trading fees on all open market purchases.
11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by
notifying Equiniti in writing. Such withdrawal or termination will be effective immediately if notice is received by Equiniti not less than two days prior to any dividend or distribution record date; otherwise such withdrawal or termination will
be effective after the investment of any current dividend or distribution or voluntary cash payment. The Plan may be
terminated by Equiniti or the Fund upon 90 days’ notice
in writing mailed to participants. Upon any withdrawal or
termination, Equiniti will cause a certificate or certificates for the full shares held by Equiniti for participants and cash adjustment for any fractional shares (valued at the market
value of the shares at the time of withdrawal or termination)
to be delivered to participants, less any trading fees.
Alternatively, a participant may elect by written notice to
Equiniti to have Equiniti sell part or all of the shares held for him and to remit the proceeds to him. Equiniti is authorized to deduct a $15.00 service charge and a $0.12 per share
trading fee for this transaction from the proceeds. If a
participant disposes of all shares registered in his name on the books of the Fund, Equiniti may, at its option, terminate the participant’s account or determine from the participant
whether he wishes to continue his participation in the Plan.
12. These terms and conditions may be amended or
supplemented by Equiniti or the Fund at any time or times,
except when necessary or appropriate to comply with
applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority,
only by mailing to participants appropriate written notice
at least 90 days prior to the effective date thereof. The
amendment or supplement shall be deemed to be accepted
by participants unless, prior to the effective date thereof,
Equiniti receives written notice of the termination of a
participant account under the Plan. Any such amendment
may include an appointment by Equiniti in its place and
stead of a successor Plan Administrator under these terms
and conditions, with full power and authority to perform all or any of the acts to be performed by Equiniti under these
terms and conditions. Upon any such appointment of a
Plan Administrator for the purpose of receiving dividends
and distributions, the Fund will be authorized to pay to such successor Plan Administrator, for a participant’s account,
all dividends and distributions payable on Fund shares

franklintempleton.com
Not part of the annual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(continued)
held in a participant’s name or under the Plan for retention or application by such successor Plan Administrator as
provided in these terms and conditions.
13. Equiniti shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the
accuracy of all services performed under this Agreement
and to comply with applicable law, but shall assume no
responsibility and shall not be liable for loss or damage
due to errors unless such error is caused by Equiniti’s
negligence, bad faith or willful misconduct or that of its
employees.
14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given
or made by the participant to Equiniti shall be in writing
addressed to Equiniti Trust Company, LLC, P.O. Box 922,
Wall Street Station, New York, NY 10269-0560, or www.
equiniti.com or such other address as Equiniti shall furnish to the participant, and shall have been deemed to be given or
made when received by Equiniti.
15. Any notice or other communication which by any
provision of the Plan is required to be given by Equiniti to the participant shall be in writing and shall be deemed to have
been sufficiently given for all purposes by being deposited
postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on
Equiniti’s records. The participant agrees to notify Equiniti promptly of any change of address.
16. These terms and conditions shall be governed by and
construed in accordance with the laws of the State of New
York and the rules and regulations of the U.S. Securities and
Exchange Commission, as they may be amended from time
to time.

TLGIM A 12/23
© 2023 Franklin Templeton Investments. All rights reserved.
Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.
To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.
Annual Report
Templeton Global Income Fund
Investment Manager Transfer Agent Fund Information
Franklin Advisers, Inc. Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number:
(800) 416-5585
Hearing Impaired Number:
(866) 703-9077
International Phone Number:
(718) 921-8124
www.equiniti.com
(800) DIAL BEN
®
/
342-5236

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Karen Caldwell and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.
Principal Accountant Fees and Services.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $55,935 for the fiscal year ended October 31, 2023 and $55,508 for the fiscal year ended December 31, 2022.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $70,000 for the fiscal year ended October 31, 2023 and $70,000 for the fiscal year ended December 31, 2022. The services for which these fees were paid included global access to tax platform International Tax View.

(d)      All Other Fees
There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $113,000 for the fiscal year ended October 31, 2023 and $276,195 for the fiscal year ended December 31, 2022. The services for which these fees were paid included professional fees in connection with determining the feasibility of a U.S. direct lending structure, professional services relating to the readiness assessment over Greenhouse Gas Emissions and Energy, fees in connection with a license for accounting and business knowledge platform Viewpoint, professional fees relating to security count and fees in connection with a license for employee development tool ProEdge.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $183,000 for the fiscal year ended October 31, 2023 and $346,195 for the fiscal year ended December 31, 2022.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) N/A

(j) N/A

Item 5. Audit Committee
of Listed Registrants

Members of the Audit Committee are: Ketu Desai, Karen Caldwell and Mark Hammitt.

Item 6. Schedule of Investments.
N/A

Item 7
. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager, Franklin Advisers, Inc., in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES

Franklin Templeton Investment Solutions, a separate investment group within Franklin Templeton, comprised of investment personnel from the SEC-registered investment advisers listed on Appendix A (hereinafter individually an “Investment Manager” and collectively the "Investment Managers") have delegated the administrative duties with respect to voting proxies for securities to the Franklin Templeton Proxy Group. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Managers) that has either delegated proxy voting administrative responsibility to the Investment Managers or has asked for information and/or recommendations on the issues to be voted. The Investment Managers will inform advisory clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Managers’ views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Managers.

The Proxy Group will process proxy votes on behalf of, and the Investment Managers vote proxies solely in the best interests of, separate account clients, the Investment Managers’-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Managers or (ii) the documents otherwise expressly prohibit the Investment Managers from voting proxies. The Investment Managers recognize that the exercise of voting rights on securities held by ERISA plans for which the Investment Managers have voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.

In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Managers indicating such intention and provide written instructions directing the Investment Managers or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.

The Investment Managers have adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that they believe are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with their fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Managers have a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Managers may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Managers may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGERS VOTE PROXIES
Proxy Services

All proxies received by the Proxy Group will be voted based upon the Investment Managers’ instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Managers subscribe to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Managers subscribe to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Managers subscribe to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research.

* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Managers do not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Managers’ ultimate decision. Rather, the Investment Managers exercise their independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Managers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Managers’ evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.

Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Managers are affiliates of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Managers take the position that relationships between certain affiliates that do not use the “Franklin Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an Independent Affiliate) do not present a conflict of interest for an Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Managers operate as an independent business unit from the Independent Affiliate business units, and (ii) informational barriers exist between the Investment Managers and the Independent Affiliate business units.

Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Managers’ or an affiliate’s (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent.
Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

Nonetheless, even though a potential conflict of interest between the Investment Managers or an affiliate (other than an Independent Affiliate as described above) and an issuer may exist: (1) the Investment Managers may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Managers; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Otherwise, in
situations where a material conflict of interest is identified between the Investment Managers or one of its affiliates (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Managers’ recommendation regarding the vote for approval. To address certain affiliate conflict situations, the Investment Managers will employ pass-through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Managers and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the Advisory Clients.

The Investment Managers may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Managers may consider various factors in deciding whether to vote such proxies, including the Investment Managers’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Managers also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Weight Given Management Recommendations
One of the primary factors the Investment Managers consider when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Managers consider in determining how proxies should be voted. However, the Investment Managers do not consider recommendations from management to be determinative of the Investment Managers’ ultimate decision. Each issue is considered on its own merits, and the Investment Managers will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Engagement with Issuers
The Investment Managers believe that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Managers may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Managers may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton’s Global Sustainability Strategy Team’s Stewardship Team. Full-time staff members and support staff are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Managers’ managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Managers’ research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Managers have not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Managers’ research analysts, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that an Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

PROXY ADMINISTRATION PROCEDURES
Situations Where Proxies Are Not Voted
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Managers understand their fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Managers will generally attempt to process every proxy they receive for all domestic and foreign securities.

However, there may be situations in which the Investment Managers may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if an Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Managers held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Managers’ intended vote is not correctly submitted; (x) the Investment Managers believe it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

Rejected Votes
Even if the Investment Managers use reasonable efforts to vote a proxy on behalf of their Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Managers do not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Managers. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Managers’ votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

Securities on Loan
The Investment Managers or their affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Managers or their affiliates, make efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall shares is not entirely within the control of the Investment Managers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations.

Split Voting
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton investment manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Bundled Items
If several issues are bundled together in a single voting item, the Investment Managers will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Managers for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Managers, the Proxy Group will take no action on the event. The Investment Managers may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Managers may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Managers will report such decisions on an annual basis to Advisory Clients as may be required.

Appendix A

These Proxy Policies apply to accounts managed by personnel within Franklin Templeton Investment Solutions, which includes the following Investment Managers:

Franklin Advisers, Inc. (FAV)
Franklin Advisory Services, LLC (FASL)
Franklin Mutual Advisers LLC (FMA)
Franklin Templeton Investments Corp. (FTIC)
Franklin Templeton Investment Management Limited (FTIML)
Templeton Asset Management Ltd. (TAML)
The following Proxy Policies apply to FAV, FMA, FTIC, FTIML, and TAML only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES
Proxy Services
Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy.

For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively managed portfolio would ordinarily employ. Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines (the “the ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.

The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients.

The following Proxy Policies apply to FASL only:
HOW THE INVESTMENT MANAGERS VOTE PROXIES
Proxy Services
The Franklin LibertyQ branded smart beta exchange traded funds and other passively managed exchange traded funds (collectively, “ETFs”), seek to track a particular securities index. As a result, each ETF may hold the securities of hundreds of issuers. Because the primary criteria for determining whether a security should be included (or continued to be included) in an ETF’s investment portfolio is whether such security is a representative component of the securities index that the ETF is seeking to track, the ETFs do not require the fundamental security research and analyst coverage that an actively managed portfolio would require. Accordingly, in light of the high number of positions held by an ETF and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines (the “ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote. Permitting the Investment Manager of the ETFs to defer its judgment for voting on a proxy to the recommendations of ISS or Glass Lewis may result in a proxy related to the securities of a particular issuer held by an ETF being voted differently from the same proxy that is voted on by other funds managed by the Investment Managers.

The following Proxy Policies apply to FTIC, FTIML, and TAML only:
HOW THE INVESTMENT MANAGERS VOTE PROXIES
Proxy Services
For accounts managed by the Templeton Global Equity Group (“TGEG”), in making voting decisions, the Investment Manager may consider Glass Lewis’s Proxy Voting Guidelines, ISS’s Benchmark Policies, ISS’s Sustainability Policy, and TGEG’s custom sustainability guidelines, which reflect what TGEG believes to be good environmental, social, and governance practices.

The following Proxy Policies apply to FTIC only:
RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES
To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client or the Investment Manager chooses securities for an Advisory Client’s portfolios that are recommended by an Affiliated Subadviser, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser or vote proxies in accordance with the Affiliated Subadviser’s recommendations.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of December 21, 2023, the portfolio managers of the Fund are as follows:

MICHAEL HASENSTAB,
Ph.D., Executive Vice President of Franklin Advisers, Inc.
Dr. Hasenstab has been a portfolio manager of the Fund since 2002.  He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.
 He first joined Franklin Templeton in 1995, rejoining again in 2001 after a three-year leave to obtain his PH.D.

Calvin Ho, Ph.D.,
Senior Vice President of Franklin Advisers
Dr. Ho has been a portfolio manager of the Fund since December 2018. He provides research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton in 2005.

(a)(2)  This section reflects information about the portfolio managers as of the fiscal year ended October 31, 2023.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Micahel Hasenstab	9	7,697.9	30[2]	9,427.9	10[2]	3,375.6
Calvin Ho	9	7,697.9	18	8,326.8	1	0.0

1.

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.
2.

Dr. Hasenstab manages Pooled Investment Vehicles and Other Accounts with $1,788 in total assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.
  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.
  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually, and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary
  Each portfolio manager is paid a base salary.

Annual bonus
  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance.
 Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
•

Non-investment performance
.  The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
•

Responsibilities.
  The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation
  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Benefits
  Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.
  The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio managers (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Michael Hasenstab	$1 - $10,001
Calvin Ho	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.
The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.
There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.

Securities lending agent
The board of trustees has approved the Fund’s participation in a securities lending program. Under the securities lending program, JP Morgan Chase Bank serves as the Fund’s securities lending agent.

The securities lending agent is responsible for the implementation and administration of the Funds’ securities lending program. Pursuant to the respective Securities Lending Agreements with the Fund, the securities lending agent performs a variety of services, including (but not limited to) the following:

o Trade finding, execution and settlement
o Settlement monitoring and controls, reconciliations, corporate actions and recall management
o Collateral management and valuation information
o Invoice management and billing from counterparties

For the fiscal year ended October 31, 2023, the income earned by the Fund as well as the fees and/or compensation paid by the Fund in dollars pursuant to a securities lending agreement between the Trust with respect to the Fund and the Securities Lending Agent were as follows (figures may differ from those shown in shareholder reports due to time of availability and use of estimates):

Gross income earned by the Fund from securities lending activities	$ -
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to Securities Lending Agent from revenue split	$ -
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in a revenue split	$ -
Administrative fees not included in a revenue split	$ -
Indemnification fees not included in a revenue split	$ -
Rebate (paid to borrower)	$ -
Other fees not included above	$ -
Aggregate fees/compensation paid by the Fund for securities lending activities	$ -
Net income from securities lending activities	$ -

Item 13. Recovery of Erroneously Awarded Compensation.

(a) N/A

(b) N/A

Item 14. Exhibits.

(a)(1) Code of Ethics

codeofethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Christopher Kings, Chief Financial Officer, Chief Accounting Officer and Treasurer

section302

(a)(2)(1) There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2) There was a change in the Registrant’s independent public accountant during the period covered by the report.
accountant

pwcletter

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Christopher Kings, Chief Financial Officer, Chief Accounting Officer and Treasurer

section906

(c) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit pressrelease

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND

By S\MATTHEW T. HINKLE______________________
Matthew T. Hinkle
      Chief Executive Officer - Finance and Administration
Date  December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By S\MATTHEW T. HINKLE______________________
Matthew T. Hinkle
      Chief Executive Officer - Finance and Administration
Date  December 21, 2023

By S\CHRISTOPHER KINGS______________________
      Christopher Kings
      Chief Financial Officer, Chief Accounting Officer and Treasurer
Date  December 21, 2023